Selected American Shares, Inc.
No. 002-10699 / No. 811-00051
Selected International Fund, Inc.
No. 002-27514 / No. 811-01533
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A
SELECTED AMERICAN SHARES, INC.
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 122
and
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
POST-EFFECTIVE AMENDMENT NO. 71
SELECTED INTERNATIONAL FUND, INC.
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 95
and
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
POST-EFFECTIVE AMENDMENT NO. 71
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(1-520-806-7600)
Agents For Service:	Lisa Cohen
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

-or-

Arthur Don
Greenberg Traurig LLP
77 West Wacker Drive
Suite 3100
Chicago, IL 60601
It is proposed that this filing will become effective:
Immediately upon filing pursuant to paragraph (b)
[X]	On May 1, 2023, pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)
On , pursuant to paragraph (a) of Rule 485
75 days after filing pursuant to paragraph (a)(2) of Rule 485
On , pursuant to paragraph (a)(2) of Rule 485

Title of Securities being Registered:	Common Stock of:
1: Selected American Shares (Class S shares and Class D shares)
2: Selected International Fund (Class S shares and Class D shares)
EXPLANATORY NOTE
This Post-Effective Amendment to the Registration Statement contains:
1.	A single prospectus offering Class S shares and Class D shares of
Selected American Shares
Selected International Fund
2.	A single SAI offering the same two funds.
3.	Part C and Signature Pages describing the same two funds
4.	Exhibits relevant to the same two funds

SELECTED FUNDS
PROSPECTUS

May 1, 2023

	Class S	Class D
Selected American Shares	SLASX	SLADX
Selected International Fund	SLSSX	SLSDX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Selected American Shares Summary	3
Selected International Fund Summary	7
Additional Information About Investment Objectives, Principal Strategies and Principal Risks	11
Additional Information About Expenses, Fees and Performance	15
Non-Principal Investment Strategies and Risks	15
Management and Organization	16
Shareholder Information	17
How Your Shares Are Valued	17
Portfolio Holdings	18
How Selected Funds Pay Earnings	19
Federal Income Taxes	19
Fees and Expenses of the Funds	20
Fees Paid to Dealers and Other Financial Intermediaries	20
How to Choose a Share Class	22
How to Open an Account	22
Anti-Money Laundering Compliance	22
Retirement Plan Accounts	23
How to Buy, Sell and Exchange Shares	23
Buying More Shares	24
Selling Shares	25
Short-Term Trading Fee	26
Exchanging Shares	27
Frequent Purchases and Redemptions of Fund Shares	28
Telephone Transactions	28
Internet Transactions	29
Householding	29
Financial Highlights	29

This prospectus contains important information. Please read it carefully before investing and keep it for future reference.
No financial adviser, dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied on as having been authorized by the Funds, the Funds’ investment adviser or the Funds’ distributor.
This prospectus does not constitute an offer by the Funds or by the Funds’ distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds to make such an offer.

Selected American Shares Summary
Investment Objective
The Fund seeks both capital growth and income. In the current market environment, income is expected to be low.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Class S shares	Class D shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class S shares	Class D shares
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.19%	0.12%
Total Annual Operating Expenses	0.99%	0.67%
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class S shares	$101	$315	$547	$1,213
Class D shares	$68	$214	$373	$835
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.
Principal Investment Strategies
Davis Selected Advisers, L.P. (“Davis Advisors” or the “Adviser”), the Fund’s investment adviser, uses the Davis Investment Discipline to invest at least 80% of Selected American Shares’ net assets, plus any borrowing for investment purposes, in securities issued by American companies. The Fund invests principally in common stocks (including indirect holdings of common stock through depositary receipts) issued by large companies with market capitalizations of at least $10 billion. Historically, the Fund has invested a significant portion of its assets in financial services companies and in foreign companies, and may also invest in mid- and small-capitalization companies.
Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the Fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks companies whose equity securities can be purchased at a discount from Davis Advisors’ estimate of the company’s intrinsic value based upon fundamental analysis of cash flows, assets and liabilities, and other criteria that Davis Advisors deems to be material on a company-by-company basis. Davis Advisors’ goal is to invest in companies for the long term (ideally, five years or longer, although this goal may not be met). Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive, to raise cash to purchase a more attractive investment opportunity, to satisfy net redemptions or for other purposes.
Principal Risks of Investing in Selected American Shares
You may lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The principal risks of investing in the Fund include:
Stock Market Risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines.
Common Stock Risk. Common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible and debt securities.
Financial Services Risk. Risks of investing in the financial services sector include: (i) systemic risk: factors outside the control of a particular financial institution may adversely affect the ability of the financial institution to operate normally or may impair its financial condition; (ii) regulatory actions: financial services companies may suffer setbacks if regulators change the rules under which they operate; (iii) changes in interest rates: unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector; (iv) non-diversified loan portfolios: financial services companies may have concentrated portfolios that makes them vulnerable to economic conditions that affect an industry; (v) credit: financial services companies may have exposure to investments or agreements that may lead to losses; and (vi) competition: the financial services sector has become increasingly competitive.
Foreign Country Risk. Securities of foreign companies (including ADRs) may be subject to greater risk, as foreign economies may not be as strong or diversified, foreign political systems may not be as stable and foreign financial reporting standards may not be as rigorous as they are in the United States. There may also be less information publicly available regarding the non-U.S. issuers and their securities. These securities may be less liquid (and, in some cases, may be illiquid) and could be harder to value than more liquid securities.
Headline Risk. The Fund may invest in a company when the company becomes the center of controversy after receiving adverse media attention concerning its operations, long-term prospects, management or for other reasons. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time, and the company’s stock may never recover or may become worthless.
Large-Capitalization Companies Risk. Companies with $10 billion or more in market capitalization are considered by the Adviser to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies.
Manager Risk. Poor security selection or focus on securities in a particular sector, category or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. Even if the Adviser implements the intended investment strategies, the implementation of the strategies may be unsuccessful in achieving the Fund’s investment objective.
Depositary Receipts Risk. Depositary receipts, consisting of American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities. Depositary receipts may trade at a discount, or a premium, to the underlying security and may be less liquid than the underlying securities listed on an exchange.
Emerging Market Risk. Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks relating to political, economic or regulatory conditions not found in more mature markets, such as government controls on foreign investments, government restrictions on the transfer of securities and less developed trading markets, exchanges, reporting standards and legal and accounting systems. These securities may be more volatile and less liquid, which may also make them more difficult to value than securities in countries with developed economies.
Fees and Expenses Risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return that a shareholder may earn by investing in a fund, even when a fund has favorable performance. A low-return environment, or a bear market, increases the risk that a shareholder may lose money.
Foreign Currency Risk. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. For example, when the Fund holds a security that is denominated in a foreign currency, a decline of that foreign currency against the U.S. dollar would generally cause the value of the Fund’s shares to decline.
Mid- and Small-Capitalization Companies Risk. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Mid- and small-capitalization companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
Performance Results
The bar chart below provides some indication of the risks of investing in Selected American Shares by showing how the Fund’s investment results have varied from year to year. The following table shows how the Fund’s average annual total returns, for the periods indicated, compare with those of the S&P 500® Index, a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.selectedfunds.com or by calling 1‑800‑243‑1575.
After-tax returns are shown only for Class S shares; after-tax returns for Class D shares will vary. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Calendar Year Total Returns for Class S Shares

Highest/Lowest quarterly results during the time period were:
Highest 19.29%
(quarter ended June 30, 2020)
Lowest -25.90%
(quarter ended March 31, 2020)
Total return for the three months ended March 31, 2023 (non-annualized) was 6.13%

Average Annual Total Returns (For the periods ended December 31, 2022)

	Past 1 Year	Past 5 Years	Past 10 Years
Class S shares return before taxes	-20.27%	3.39%	8.95%
Class S shares return after taxes on distributions	-21.66%	1.36%	6.11%
Class S shares return after taxes on distributions and sale of Fund shares	-10.99%	2.61%	6.79%
Class D shares return before taxes	-20.04%	3.71%	9.30%
S&P 500 Index reflects no deduction for fees, expenses or taxes	-18.11%	9.42%	12.56%

Management
Investment Adviser. Davis Selected Advisers, L.P. serves as the Fund’s investment adviser.
Sub-Adviser. Davis Selected Advisers–NY, Inc., a wholly-owned subsidiary of the Adviser, serves as the Fund’s sub-adviser.
Portfolio Managers. As of the date of this prospectus, the Portfolio Managers listed below are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.
Portfolio Managers	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Christopher Davis	Since December 1994	Chairman, Davis Selected Advisers, L.P.
Danton Goei	Since January 2014	Vice President, Davis Selected Advisers–NY, Inc.

Purchase and Sale of Fund Shares
	Class S shares	Class D shares
Minimum Initial Investment	$1,000	$10,000
Minimum Additional Investment	$25	$25
You may sell (redeem) shares each day the New York Stock Exchange is open. Your transaction may be placed through your dealer or financial adviser, by writing to Selected Funds, P.O. Box 219662, Kansas City, MO 64121-9662, telephoning 1‑800‑243‑1575 or accessing Selected Funds’ website (www.selectedfunds.com). Certain financial intermediaries may impose different restrictions than those shown above.
Tax Information
If the Fund earns income or realizes capital gains, it intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains by federal, state and local authorities.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Selected American Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Selected International Fund Summary
Investment Objective
The Fund seeks capital growth.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)	Class S shares	Class D shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares)	None	None
Redemption Fee (as a percentage of total redemption proceeds on shares redeemed or exchanged within 30 days)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class S shares	Class D shares
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.90%	0.45%
Total Annual Operating Expenses	1.70%	1.00%
Less Fee Waiver or Expense Reimbursement(1)	-0.65%	-0.20%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.05%	0.80%
(1)
The Adviser is contractually committed to waive fees and/or reimburse the Fund’s expenses to the extent necessary to cap total annual fund operating expenses (Class S shares, 1.05%; Class D shares, 0.80%) until May 1, 2024. After that date, there is no assurance that the Adviser will continue to cap expenses. The expense cap cannot be terminated prior to May 1, 2024, without the consent of the Board of Directors. The Adviser may not recoup any of the operating expenses it has reimbursed to the Fund.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class S shares	$107	$472	$862	$1,954
Class D shares	$82	$298	$533	$1,206
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.
Principal Investment Strategies
Davis Selected Advisers, L.P. (“Davis Advisors” or the “Adviser”), the Fund’s investment adviser, uses the Davis Investment Discipline to invest Selected International Fund’s portfolio principally in common stocks (including indirect holdings of common stock through depositary receipts) issued by foreign companies, including countries with developed or emerging markets. The Fund may invest in large, medium or small companies without regard to market capitalization. The Fund will invest significantly (at least 40% of total assets under normal market conditions and at least 30% of total assets if market conditions are not deemed favorable) in issuers (i) organized or located outside of the U.S.; (ii) whose primary trading market is located outside the U.S.; or (iii) doing a substantial amount of business outside the U.S., which the Fund considers to be a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. Under normal market conditions, the Fund will invest in issuers representing at least three different countries. These non-U.S. company investments may include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs” and together “Depositary Receipts”). Depositary Receipts are receipts that represent ownership of shares of a non-U.S. issuer held in trust by a bank or similar financial institution.
Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the Fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks companies whose equity securities can be purchased at a discount from Davis Advisors’ estimate of the company’s intrinsic value based upon fundamental analysis of cash flows, assets and liabilities, and other criteria that Davis Advisors deems to be material on a company-by-company basis. Davis Advisors’ goal is to invest in companies for the long term (ideally, five years or longer, although this goal may not be met). Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive, to raise cash to purchase a more attractive investment opportunity, to satisfy net redemptions or for other purposes.
Principal Risks of Investing in Selected International Fund
You may lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The principal risks of investing in the Fund include:
Stock Market Risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines.
Common Stock Risk. Common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible and debt securities.
Foreign Country Risk. Securities of foreign companies (including ADRs) may be subject to greater risk, as foreign economies may not be as strong or diversified, foreign political systems may not be as stable and foreign financial reporting standards may not be as rigorous as they are in the United States. There may also be less information publicly available regarding the non-U.S. issuers and their securities. These securities may be less liquid (and, in some cases, may be illiquid) and could be harder to value than more liquid securities.
China Risk – Generally. Investment in Chinese securities may subject the Fund to risks that are specific to China. China may be subject to significant amounts of instability, including, but not limited to, economic, political, and social instability. China’s economy may differ from the U.S. economy in certain respects, including, but not limited to, general development, level of government involvement, wealth distribution, and structure.
Headline Risk. The Fund may invest in a company when the company becomes the center of controversy after receiving adverse media attention concerning its operations, long-term prospects, management or for other reasons. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time and the company’s stock may never recover or may become worthless.
Depositary Receipts Risk. Depositary receipts, consisting of American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities. Depositary receipts may trade at a discount, or a premium, to the underlying security and may be less liquid than the underlying securities listed on an exchange.
Foreign Currency Risk. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. For example, when the Fund holds a security that is denominated in a foreign currency, a decline of that foreign currency against the U.S. dollar would generally cause the value of the Fund’s shares to decline.
Exposure to Industry or Sector Risk. Subject to the Fund’s investment limitations, the Fund may have significant exposure to a particular industry or sector. Such exposure may cause the Fund to be more impacted by risks relating to and developments affecting the industry or sector, and thus its net asset value may be more volatile than a fund without such levels of exposure. For example, if the Fund has significant exposure in a particular industry, then economic, regulatory, or other issues that negatively affect that industry may have a greater impact on the Fund than on a fund that is more diversified.
Emerging Market Risk. Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks relating to political, economic or regulatory conditions not found in more mature markets, such as government controls on foreign investments, government restrictions on the transfer of securities and less developed trading markets, exchanges, reporting standards and legal and accounting systems. These securities may be more volatile and less liquid, which may also make them more difficult to value than securities in countries with developed economies.
Large-Capitalization Companies Risk. Companies with $10 billion or more in market capitalization are considered by the Adviser to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies.
Manager Risk. Poor security selection or focus on securities in a particular sector, category or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. Even if the Adviser implements the intended investment strategies, the implementation of the strategies may be unsuccessful in achieving the Fund’s investment objective.
Fees and Expenses Risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return that a shareholder may earn by investing in a fund, even when a fund has favorable performance. A low-return environment, or a bear market, increases the risk that a shareholder may lose money.
Mid- and Small-Capitalization Companies Risk. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Mid- and small-capitalization companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
Performance Results
The bar chart below provides some indication of the risks of investing in Selected International Fund by showing how the Fund’s investment results have varied from year to year. The following table shows how the Fund’s average annual total returns, for the periods indicated, compare with those of the MSCI ACWI (All Country World Index) ex US, a broad-based securities market index. Selected International Fund made favorable investments in initial public offerings (IPO), which had material impacts on the investment performance in 2014. The rapid appreciation was an unusual occurrence and such performance may not continue in the future. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.selectedfunds.com or by calling 1‑800‑243‑1575.
After-tax returns are shown only for Class S shares; after-tax returns for Class D shares will vary. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Calendar Year Total Returns for Class S Shares

Highest/Lowest quarterly results during the time period were:
Highest 21.39%
(quarter ended December 31, 2022)
Lowest ‑20.38%
(quarter ended March 31, 2020)
Total return for the three months ended March 31, 2023 (non-annualized) was 2.09%.

Average Annual Total Returns (For the periods ended December 31, 2022)

	Past 1 Year	Past 5 Years	Past 10 Years
Class S shares return before taxes	-10.01%	-3.46%	3.33%
Class S shares return after taxes on distributions	‑10.51%	‑4.22%	2.82%
Class S shares return after taxes on distributions and sale of Fund shares	‑5.36%	‑2.49%	2.71%
Class D shares return before taxes	-9.74%	-3.20%	3.72%
MSCI ACWI (All Country World Index) ex US reflects no deduction for fees, expenses or taxes	-16.00%	0.88%	3.80%

Management
Investment Adviser. Davis Selected Advisers, L.P.
Sub-Adviser. Davis Selected Advisers–NY, Inc., a wholly owned subsidiary of the Adviser, serves as the Fund’s sub-adviser.
Portfolio Manager	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Danton Goei	Since December 2001	Vice President, Davis Selected Advisers–NY, Inc.
Purchase and Sale of Fund Shares
	Class S shares	Class D shares
Minimum Initial Investment	$1,000	$10,000
Minimum Additional Investment	25	25
You may sell (redeem) shares each day the New York Stock Exchange is open. Your transaction may be placed through your dealer or financial adviser, by writing to Selected Funds, P.O. Box 219662, Kansas City, MO 64121-9662, telephoning 1‑800‑243‑1575 or accessing Selected Funds’ website (www.selectedfunds.com). Certain financial intermediaries may impose different restrictions than those shown above.
Tax Information
If the Fund earns income or realizes capital gains, it intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains by federal, state and local authorities.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Selected International Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Additional Information About Investment Objectives, Principal Strategies and Principal Risks
This prospectus contains important information about investing in the Funds. Please read this prospectus carefully before you make any investment decisions. Additional information regarding the Funds is available at www.selectedfunds.com.
Investment Objectives
The investment objective of Selected American Shares is to achieve both capital growth and income. In the current market environment, income is expected to be low.
The investment objective of Selected International Fund is capital growth.
The Funds’ investment objectives are fundamental policies and may not be changed without a vote of shareholders.
Principal Investment Strategies
The principal investment strategies and risks for the Funds are described above and below. The prospectus and statement of additional information (“SAI”) contain a number of investment strategies and risks that may be important to consider even though they are not principal investment strategies or principal risks for a Fund. The prospectus also contains disclosure that describes Davis Advisors’ process for determining when a Fund may pursue a non-principal investment strategy.
Selected American Shares. Davis Advisors uses the Davis Investment Discipline to invest Selected American Shares’ portfolio principally in common stocks (including indirect holdings of common stock through depositary receipts) issued by large companies with market capitalizations of at least $10 billion. Historically, the Fund has invested a significant portion of its assets in financial services companies and in foreign companies, and may also invest in mid- and small-capitalization companies.
Selected International Fund. Davis Advisors uses the Davis Investment Discipline to invest Selected International Fund’s portfolio principally in common stocks (including indirect holdings of common stock through depositary receipts) issued by foreign companies, including countries with developed or emerging markets.
The Fund may invest in large, medium or small companies without regard to market capitalization. The Fund will invest significantly (at least 40% of total assets under normal market conditions and at least 30% of total assets if market conditions are not deemed favorable) in issuers (i) organized or located outside of the U.S.; (ii) whose primary trading market is located outside the U.S.; or (iii) doing a substantial amount of business outside the U.S., which the Fund considers to be a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. Under normal market conditions the Fund will invest in issuers representing at least three different countries.
Principal Risks of Investing in the Funds
If you buy shares of Selected American Shares or Selected International Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in either Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The likelihood of loss may be greater if you invest for a shorter period of time. This section describes the principal risks (but not the only risks) that could cause the value of your investment in the Funds to decline, and which could prevent the Funds from achieving their stated investment objectives.
China Risk – Generally (Selected International Fund only). Investment in Chinese securities may subject the Fund to risks that are specific to China. China may be subject to significant amounts of instability, including, but not limited to, economic, political, and social instability. China’s economy may differ from the U.S. economy in certain respects, including, but not limited to, general development, level of government involvement, wealth distribution, and structure. The government of China has historically demonstrated its control over almost every sector of the Chinese economy through state ownership and/or administrative regulation. As an example, the Chinese government has taken certain actions that influence prices of goods and encouraged companies to invest in and has induced mergers in certain industries, and may take such actions or similar actions now or in the future. In addition, the Chinese government has taken actions which could materially impact the business operations of certain industries, which could impact underlying holdings. U.S. and Chinese regulators have, and may in the future, impact the ability of Chinese companies to gain access to U.S. capital markets.
As of March 31, 2023, Selected International Fund had significant exposure to shell companies with contractual arrangements with variable interest entities, as defined below. For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company establishes the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.
While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the government will not place similar restrictions on other industries.
Chinese law prohibits investments by foreign investors in certain companies in certain industries. Certain industries that impact minors may be at a higher risk of regulatory action. The Chinese government placed new regulations on the companies related to after-school tutoring and private educational services, one of which is mandating that it must now be registered as a nonprofit organization.
Common Stock Risk. Common stock represents ownership positions in companies. The prices of common stock fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in the price of its common stock. Furthermore, when the total value of the stock market declines, most common stocks, even those issued by strong companies, likely will decline in value. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible, and debt securities.
Depositary Receipts Risk. Securities of a foreign company may involve investing in Depositary Receipts, which include American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts, which are certificates evidencing ownership of shares of a foreign issuer. These certificates, which may be sponsored or unsponsored, are issued by depositary banks and, generally, trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends, interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk, as well as the political and economic risks of the underlying issuer's country. Depositary receipts may trade at a discount, or a premium, to the underlying security and may be less liquid than the underlying securities listed on an exchange.
Emerging Market Risk. Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks not found in more mature markets. Those securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. For example, Chinese securities may be subject to increased volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Settlements of trades may be subject to greater delays so that the Fund might not receive the proceeds of a sale of a security on a timely basis. In unusual situations, it may not be possible to repatriate sales proceeds in a timely fashion. These investments may be very speculative.
Emerging markets might have less developed trading markets and exchanges. These countries may have less-developed legal and accounting systems and investments may be subject to greater risks of government restrictions on withdrawing the sale proceeds of securities from the country. Companies operating in emerging markets may not be subject to U.S. prohibitions against doing business with countries that are state sponsors of terrorism. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization, expropriation, or restrictions on foreign ownership of stocks of local companies.
Exposure to Industry or Sector Risk (Selected International Fund only). Subject to a Fund’s investment limitations, a Fund may have significant exposure to a particular industry or sector. Such exposure may cause that Fund to be more impacted by risks relating to and developments affecting the industry or sector, and thus its net asset value may be more volatile than a fund without such levels of exposure. For example, if the Fund has significant exposure in a particular industry, then economic, regulatory, or other issues that negatively affect that industry may have a greater impact on the Fund than on a fund that is more diversified. The Statement of Additional Information contains additional discussion of the risks of exposure to certain industry or sectors. An industry weighting breakdown for each Fund can be found in the most recent annual or semi-annual report.
Fees and Expenses Risk. The Funds may not earn enough through income and capital appreciation to offset the operating expenses of the Funds. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return that a shareholder may earn by investing in a fund even when a fund has favorable performance. A low-return environment, or a bear market, increases the risk that a shareholder may lose money.
Financial Services Risk (Selected American Shares only). A company is “principally engaged” in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments, including, e.g., banking, insurance and securities brokerage houses. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. Due to the wide variety of companies in the financial services sector, they may react in different ways to changes in economic and market conditions.
Risks of investing in the financial services sector include: (i) systemic risk: factors outside the control of a particular financial institution – like the failure of another, significant financial institution or material disruptions to the credit markets – may adversely affect the ability of the financial institution to operate normally or may impair its financial condition; (ii) regulatory actions: financial services companies may suffer setbacks if regulators change the rules under which they operate; (iii) changes in interest rates: unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector; (iv) non-diversified loan portfolios: financial services companies, whose securities the Fund purchases, may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; (v) credit: financial services companies may have exposure to investments or agreements that, under certain circumstances, may lead to losses, e.g., sub-prime loans; and (vi) competition: the financial services sector has become increasingly competitive.
Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries or classifications (such as real estate, energy or sub-prime mortgages), and significant competition. The profitability of these businesses is to a significant degree dependent on the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.
Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather, terrorism, long-term climate changes and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (e.g., real estate or “junk” bond holdings) and failures of reinsurance carriers.
Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to other financial services companies. These companies are subject to extensive regulation, rapid business changes, and volatile performance dependent on the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.
Other Regulatory Limitations. Regulations of the Securities and Exchange Commission (“SEC”) impose limits on: (i) investments in the securities of companies that derive more than 15% of their gross revenues from the securities or investment management business (although there are exceptions, the Fund is prohibited from investing more than 5% of its total assets in a single company that derives more than 15% of its gross revenues from the securities or investment management business); and (ii) investments in insurance companies. The Fund generally is prohibited from owning more than 10% of the outstanding voting securities of an insurance company.
Foreign Country Risk. Foreign companies may issue both equity and fixed income securities. A company may be classified as either “domestic” or “foreign,” depending upon which factors the Adviser considers most important for a given company. Factors that the Adviser considers in classifying a company as domestic or foreign include (i) whether the company is organized under the laws of the United States or a foreign country; (ii) whether the company’s securities principally trade in securities markets outside of the United States; (iii) the source of the majority of the company’s revenues or profits; and (iv) the location of the majority of the company’s assets. The Adviser generally follows the country classification indicated by a third-party service provider, but may use a different country classification if the Adviser’s analysis of the four factors provided above, or other factors that the Adviser deems relevant, indicate that a different country classification is more appropriate. Foreign country risk can be more focused on factors concerning specific countries or geographic areas when a Fund’s holdings are more focused in these countries or geographic areas. The additional risk from certain countries or geographies is described in more detail in the statement of additional information. See the schedule of investments in the most current shareholder report for the country classification of each holding.
The Funds may invest a significant portion of their assets in securities issued by companies operating, incorporated, or principally traded in foreign countries. Investing in foreign countries involves risks that may cause the Funds’ performance to be more volatile than it would be if the Funds invested solely in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher and investments may be subject to more government regulation. When the Funds invest in foreign securities, the Funds’ operating expenses are likely to be higher than those of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses associated with foreign investments are expected to be higher.
Foreign Currency Risk. Securities issued by foreign companies in foreign markets are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. For example, when the Fund holds a security that is denominated in a foreign currency, a decline of that foreign currency against the U.S. dollar would generally cause the value of the Fund’s shares to decline. The Fund may, but generally does not, hedge its currency risk.
Headline Risk. Davis Advisors seeks to acquire companies with durable business models that can be purchased at attractive valuations relative to what Davis Advisors believes to be the companies’ intrinsic values. Davis Advisors may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s public filings may disclose a weakness in internal controls, greater government regulation may be contemplated or other adverse events may threaten the company’s future. While Davis Advisors researches companies subject to such contingencies, Davis Advisors cannot be correct every time, and the company’s stock may never recover or may become worthless.
Large-Capitalization Companies Risk. Companies with $10 billion or more in market capitalization are considered by the Adviser to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies.
Manager Risk. Poor security selection or focus on securities in a particular sector, category, or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. Even if the Adviser implements the intended investment strategies, the implementation of the strategies may be unsuccessful in achieving the Fund’s investment objective.
Mid- and Small-Capitalization Companies Risk. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Investing in mid- and small-capitalization companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund’s ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a mid- or small-capitalization company for whom there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings in that security. In that case, the Fund might receive a lower price for its holdings than otherwise might be obtained. Mid- and small-capitalization companies also may be unseasoned. These include companies that have been in operation for less than three years, including the operations of any predecessors.
Stock Market Risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines. As an example, U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, uncertainties regarding interest rates, rising inflation, trade tensions and the threat of tariffs imposed by the U.S. and other countries. The recovery from COVID-19 is proceeding at slower than expected rates and may last for a prolonged period of time. In addition, as a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Funds.
The Funds’ shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.
Additional Information About Expenses, Fees and Performance
Selected International Fund. From the date that Davis Advisors first began managing the Fund (May 1, 1993) until May 1, 2011, Selected International Fund was named Selected Special Shares and invested primarily in domestic securities. In the future, the Fund is expected to invest primarily in foreign securities and the past performance of the Fund is unlikely to be relevant to future performance.
Information Concerning After-Tax Returns for Class S Shares. As of the date of this prospectus, the tax rates are 37% for ordinary income, 20% for qualified income and 20% for long-term capital gains. An additional 3.8% tax imposed by the Affordable Care Act is included on all investment income as part of the highest marginal rate used in all after-tax performance calculations.
Non-Principal Investment Strategies and Risks
Selected Funds may implement investment strategies that are not principal investment strategies if, in the Adviser’s professional judgment, the strategies are appropriate. A strategy includes any policy, practice or technique used by the Fund to achieve its investment objectives. Whether a particular strategy, including a strategy to invest in a particular type of security, is a principal investment strategy depends on the strategy’s anticipated importance in achieving the Fund’s investment objectives, and how the strategy affects the Fund’s potential risks and returns. In determining what is a principal investment strategy, the Adviser considers, among other things, the amount of the Fund’s assets expected to be committed to the strategy, the amount of the Fund’s assets expected to be placed at risk by the strategy and the likelihood of the Fund’s losing some or all of those assets from implementing the strategy. Non-principal investment strategies are generally those investments that constitute less than 5% to 10% of a Fund’s assets, depending upon their potential impact on the investment performance of the Fund.
While the Adviser expects to pursue the Funds’ investment objectives by implementing the principal investment strategies described in the Funds’ prospectus, the Funds may employ non-principal investment strategies or securities if, in Davis Advisors’ professional judgment, the securities, trading, or investment strategies are appropriate. Factors that Davis Advisors considers in pursuing these other strategies include whether the strategy: (i) is likely to be consistent with shareholders’ reasonable expectations; (ii) is likely to assist the Adviser in pursuing the Funds’ investment objective; (iii) is consistent with the Funds’ investment objective; (iv) will not cause a Fund to violate any of its fundamental or non-fundamental investment restrictions; and (v) will not materially change the Funds’ risk profile from the risk profile that results from following the principal investment strategies as described in the Funds’ prospectus and further explained in the SAI, as amended from time to time.
Short-Term Investments. The Funds use short-term investments, such as treasury bills and repurchase agreements, to maintain flexibility while evaluating long-term opportunities.
Temporary Defensive Investments. The Funds may, but are not required to, use short-term investments for temporary defensive purposes. In the event that Funds’ Portfolio Managers anticipate a decline in the market values of the companies in which the Funds invest (due to economic, political or other factors), the Funds may reduce their risk by investing in short-term securities until market conditions improve. While a Fund is invested in short-term investments, it will not be pursuing its long-term growth of capital investment objective. Unlike equity securities, these investments will not appreciate in value when the market advances and will not contribute to long-term growth of capital.
Repurchase Agreements. The Funds may enter into repurchase agreements. A repurchase agreement is an agreement to purchase a security and to sell that security back to the original owner at an agreed-on price. The resale price reflects the purchase price plus an agreed-on incremental amount, which is unrelated to the coupon rate or maturity of the purchased security. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Funds could experience both delays in liquidating the underlying securities and losses, including: (i) possible decline in the value of the collateral during the period, while the Funds seek to enforce its rights thereto; (ii) possible loss of all or a part of the income during this period; and (iii) expenses of enforcing its rights.
The Funds will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Funds may enter into tri-party repurchase agreements in which a third-party custodian bank ensures the timely and accurate exchange of cash and collateral. The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to seven days of the purchase. The Funds normally will not enter into repurchase agreements maturing in more than seven days.
Restricted and Illiquid Securities. The Funds may invest in restricted securities that are subject to contractual restrictions on resale. Each Fund is prohibited from purchasing or holding illiquid securities (which may include restricted securities) if more than 15% of the Fund’s net assets would then be illiquid. If illiquid securities were to exceed 15% of the value of a Fund’s net assets, the Adviser would attempt to reduce the Fund’s investment in illiquid securities in an orderly fashion. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.
The restricted securities that a Fund may purchase include securities that have not been registered under the Securities Act of 1933, as amended (the “1933 Act”) but are eligible for purchase and sale pursuant to Rule 144A (“Rule 144A Securities”). This Rule permits certain qualified institutional buyers, such as a Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under criteria established by the Board of Directors, will consider whether Rule 144A Securities being purchased or held by a Fund are illiquid and thus subject to the policy limiting investments in illiquid securities. In making this determination, the Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities also will be monitored by the Adviser and if, as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, a Fund’s holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.
A Fund may also invest in securities of U.S. and non-U.S. issuers that are issued through private offerings pursuant to Regulation S of the 1933 Act, as amended. Regulation S securities are subject to legal or contractual restrictions on resale, these securities may be considered illiquid, as described above. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than the price paid by a Fund. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.
For more details concerning current investments and market outlook, please see the most recent shareholder report.
Management and Organization
Davis Selected Advisers, L.P. (“Davis Advisors”) serves as the investment adviser for each of the Selected Funds. Davis Advisors’ offices are located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756. Davis Advisors provides investment advice for Selected Funds, manages their business affairs and provides day-to-day administrative services. Davis Advisors also serves as investment adviser for other mutual funds, exchange-traded funds and institutional and individual clients. For the fiscal year-ended December 31, 2022, Davis Advisors’ net management fee paid by the Funds for its services (based on average net assets) was 0.55% for Selected American Shares and 0.35% for Selected International Fund. A discussion regarding the basis for the approval of the Funds’ investment advisory and service agreements by the Funds’ Board of Directors is contained in the Funds’ most recent semi-annual report to shareholders.
Davis Selected Advisers–NY, Inc. serves as the sub-adviser for each of the Selected Funds. Davis Selected Advisers–NY, Inc.’s offices are located at 620 Fifth Avenue, 3rd Floor, New York, New York 10020. Davis Selected Advisers–NY, Inc. provides investment management and research services for the Selected Funds and other institutional clients, and is a wholly owned subsidiary of Davis Advisors. Davis Selected Advisers–NY, Inc.’s fee is paid by Davis Advisors, not the Selected Funds.
Execution of Portfolio Transactions. Davis Advisors places orders with broker-dealers for Selected Funds’ portfolio transactions. Davis Advisors seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, Davis Advisors considers price, commission, timing, competent block trading coverage, capital strength and stability, research resources and other factors. Subject to best price and execution, Davis Advisors may place orders for Selected Funds’ portfolio transactions with broker-dealers who have sold shares of Selected Funds. However, when Davis Advisors places orders for Selected Funds’ portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of Selected Funds. In placing orders for Selected Funds’ portfolio transactions, the Adviser does not commit to any specific amount of business with any particular broker-dealer.
Over the last three fiscal years, the Funds paid the following brokerage commissions:
	Fiscal Year-Ended December 31,
	2022	2021	2020
Selected American Shares
Brokerage Commissions Paid	$191,122	$512,483	$357,600
Brokerage as a Percentage of Average Net Assets	0.01%	0.02%	0.02%
Selected International Fund
Brokerage Commissions Paid	$9,801	$49,748	$37,090
Brokerage as a Percentage of Average Net Assets	0.02%	0.06%	0.06%
Portfolio Managers
Selected American Shares
Christopher Davis has served as a Portfolio Manager of Selected American Shares since December 1994 and also manages other equity funds advised by Davis Advisors. Mr. Davis has served as an analyst and portfolio manager for Davis Advisors since September 1989.
Danton Goei has served as a Portfolio Manager of Selected American Shares since January 2014 and also manages other equity funds advised by Davis Advisors. Mr. Goei started with Davis Advisors as a research analyst in November 1998.
Selected International Fund
Danton Goei is primarily responsible for the day-to-day management of the Fund’s portfolio. In addition, a limited portion of the Fund’s assets may be managed by Davis Advisors’ research analysts, subject to review by the Fund’s portfolio manager.
Danton Goei has served as a Portfolio Manager of Selected International Fund since December 2001 and he also manages other equity funds advised by Davis Advisors. Mr. Goei started with Davis Advisors as a research analyst in November 1998.
The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ investments in the Funds.
Certain Portfolio Managers may serve on the board(s) of public companies where they, from time to time, may have access to material, non-public information (“MNPI”). Davis Advisors has instituted policies and procedures to ensure that these Portfolio Managers will not be able to utilize MNPI for their own benefit or for any of the accounts they manage.
Shareholder Information
Procedures and Shareholder Rights Are Described by Current Prospectus and Other Disclosure Documents
Investors should look to the most recent prospectus and SAI, as amended or supplemented from time to time, for information concerning the Funds, including information on how to purchase and redeem Fund shares and how to contact the Funds. The most recent prospectus and SAI (including any supplements or amendments thereto) will be on file with the Securities and Exchange Commission as part of the Funds’ registration statement. Please also see the back cover of this prospectus for information on other ways to obtain information about the Funds.
How Your Shares Are Valued
Once you open your Selected Fund account, you may purchase or sell shares at the net asset value (“NAV”) next determined after Selected Funds’ transfer agent or other “qualified financial intermediary” (a financial institution that has entered into a contract with Davis Advisors or its affiliates to offer, sell and redeem shares of the Funds) receives your request to purchase or sell shares in “good order.” A request is in good order when all documents, which are required to constitute a legal purchase or sale of shares, have been received by Selected Funds’ transfer agent or other qualified financial intermediary (as defined above). The documents required to achieve good order vary depending upon a number of factors (e.g., are shares held in a joint account or a corporate account, has the account had a recent address change, etc.). Contact your financial adviser or Selected Funds if you have questions about what documents will be required.
If your purchase or sale order is received in good order prior to the close of trading on the New York Stock Exchange (“NYSE”), your transaction will be executed that day at that day’s NAV. If your purchase or sale order is received in good order after the close of the NYSE, your transaction will be processed the next day at the next day’s NAV. Selected Funds calculate the NAV of each class of shares issued by the Funds as of the close of trading on the NYSE, normally 4:00 p.m., Eastern time, on each day when the NYSE is open. NYSE holidays currently include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
The NAV of each class of shares is determined by taking the market value of the class of shares’ total assets, subtracting the class of shares’ liabilities and then dividing the result (net assets) by the number of outstanding shares of the class of shares. Since the equity funds invest in securities that may trade in foreign markets on days other than when Selected Funds calculate their NAVs, the value of the Funds’ portfolio may change on days that shareholders will not be able to purchase or redeem shares in the Funds.
If you have access to the Internet, you can also check the NAV on the Funds’ website (www.selectedfunds.com).
Valuation of Portfolio Securities
The Board of Directors of the Selected Funds has delegated the determination of fair value of securities to Davis Selected Advisers, L.P. The Adviser has implemented policies and procedures that govern the pricing of securities for the Selected Funds, as discussed below:
Selected Funds value securities for which market quotations are readily available at current market value. Short-term securities are valued at amortized cost. Securities listed on the NYSE, NASDAQ and other national exchanges are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded, prior to the time when the Funds’ assets are valued.
Securities, including restricted securities, for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by a significant event occurring before the Funds’ assets are valued, but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures. Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than an NAV determined by using market quotations. The Board of Directors reviews and discusses with management a summary of fair valued securities in quarterly Board meetings.
In general, foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time when the Fund values its portfolio securities, which may affect the value of such securities. Securities denominated in foreign currencies and traded in foreign markets will have their values converted into U.S. dollar equivalents at the prevailing exchange rates as computed by State Street Bank and Trust Company. Fluctuation in the values of foreign currencies in relation to the U.S. dollar may affect the net asset value of a Fund’s shares even if there has not been any change in the foreign currency prices of that Fund’s investments.
Securities of smaller companies are also generally more likely to require a fair value determination because they may be thinly traded and less liquid than traditional securities of larger companies.
The Fund may occasionally be entitled to receive award proceeds from litigation relating to an investment security. The Fund generally does not recognize a gain on contingencies until such payment is certain, which in most cases is when the Fund receives payment.
To the extent that a Fund's portfolio investments trade in markets on days when the Fund is not open for business, the Fund's NAV may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business because markets or exchanges other than the NYSE may be closed. If the exchange or market on which the Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal market calculation time. For example, the primary trading markets for a Fund may close early on the day before certain holidays and the day after Thanksgiving.
Fixed income securities may be valued at prices supplied by Selected Funds’ pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Government bonds, corporate bonds, asset-backed bonds, convertible securities and high-yield or junk bonds are normally valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices for fixed income securities received from pricing services sometimes represent best estimates. In addition, if the prices provided by the pricing service and independent quoted prices are unreliable, Selected Funds will arrive at their own fair valuation using the Funds’ fair value procedures.
Portfolio Holdings
A description of Selected Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the SAI.
The Funds file their complete schedule of investments with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Form N-PORT Part F (as of the end of the first and third quarters). The Funds’ Forms N-CSR (Annual and Semi-Annual Reports) and N-PORT Part F are available without charge, upon request, by calling 1-800-243-1575, on the Funds’ website at www.selectedfunds.com, and on the SEC’s website at www.sec.gov. A list of the Funds’ quarter-end holdings is also available at www.selectedfunds.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
How Selected Funds Pay Earnings
There are two ways you can receive payments from the Selected Fund you invest in:
◾	Dividends. Dividends are distributions to shareholders of net investment income and short-term capital gains on investments.
◾	Capital Gains. Capital gains are profits received by a Fund from the sale of securities held for the long term, which are then distributed to shareholders.
If you would like information about when a particular Selected Fund pays dividends and distributes capital gains, please call 1‑800‑243‑1575. Unless you choose otherwise, the Selected Funds will automatically reinvest your dividends and capital gains in additional fund shares.
You can request to have your dividends and capital gains paid to you by check or deposited directly into your bank account. Dividends and capital gains of $50 or less will not be sent by check but will be reinvested in additional fund shares.
Selected Funds also offer a Dividend Diversification Program, which allows you to have your dividends and capital gains from one Selected Fund reinvested in shares of another Selected Fund.
You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Selected Funds Application Form, or on IRS Form W-9, that your Taxpayer Identification Number is correct and you are not subject to backup withholding. If you are subject to backup withholding, or if you did not certify your Taxpayer Identification Number, the IRS requires the Selected Funds to withhold a percentage of any dividends paid and redemption or exchange proceeds received.
How to Put Your Dividends and Capital Gains to Work
You can have all of your dividends and capital gains automatically invested in the same Fund or the same share class of any other Selected Fund. To be eligible for the Dividend Diversification Program, all accounts involved must be registered under the same name and same class of shares and have a minimum initial value of $1,000 for Class S shares or $10,000 for Class D shares. Shares are purchased at the chosen Fund’s net asset value on the dividend payment date. You can make changes to your selection or withdraw from the program at any time. To participate in this program, fill out the “Distribution Options” section of the Application Form. If you wish to establish this program after your account has been opened, call for more information.
Dividends and Distributions
◾	Selected American Shares ordinarily distributes its dividends and capital gains, if any, in June and December.
◾	Selected International Fund ordinarily distributes its dividends and capital gains, if any, in December.
◾	When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.
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You may elect to reinvest dividend and/or capital gain distributions to purchase additional shares of any Selected Fund or you may elect to receive them in cash. Many shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

◾
If a dividend or capital gain distribution is for an amount less than $50, the Fund will not issue a check. Instead, the dividend or capital gain distribution will be automatically reinvested in additional shares of the Fund.

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If a dividend or capital gain distribution check remains uncashed for four months or is undeliverable by the United States Postal Service, the Funds may reinvest the dividend or capital gain distribution in additional shares of the Fund promptly after making this determination, and future dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund.

Federal Income Taxes
Taxes on Distributions
Distributions you receive from the Funds may be subject to income tax and may also be subject to state or local taxes, unless you are exempt from taxation. Shareholders that are investing through a taxable account should consider the embedded gains or losses of a Fund. For example, a new shareholder could be subject to taxes on a distribution they receive from a Fund that was earned when they were not a shareholder. It is important to note that investors are only taxed on their own economic income over the life of the investment. The embedded gains or losses for a Fund are disclosed in the most recent annual and semi-annual report.
For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The Funds’ distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the Funds will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.
Selected Funds will send you a statement each year showing the tax status of your Fund distributions.
Taxes on Transactions
Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, and the price you receive when you sell them.
More information concerning federal taxes is available in the SAI. Davis Advisors recommends that you consult with a tax advisor about dividends and capital gains that you may receive from the Selected Funds.
Fees and Expenses of the Funds
Each Fund must pay operating fees and expenses.
Management Fee
The management fee covers the normal expenses of managing the Funds, including compensation, research costs, corporate overhead expenses and related expenses. The difference in the fee structure between the classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Davis Advisors for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by Class. Different fees and expenses will affect performance.
12b-1 Fees
Selected Funds offer two classes of shares. Class S shares have adopted Plans of Distribution, or “12b-1 Plans,” which provide revenue to help sell and distribute the shares. This revenue may be used to pay for the services of financial planners, mutual fund supermarkets and other distribution activities. Class S shares pay up to 0.25% of their average annual net assets for these services and activities. Class D shares do not pay 12b-1 fees, and thus have a lower expense ratio, which will result in higher investment returns over time.
Other Expenses
Other expenses include miscellaneous fees from affiliated and outside service providers. These fees may include legal, audit, custodial fees, the costs of printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences and payments to third parties that provide recordkeeping services or administrative services for investors in the Funds.
Total Fund Operating Expenses
The total cost of operating a mutual fund is reflected in its expense ratio. A shareholder does not pay operating costs directly; instead, operating costs are deducted before the Fund’s NAV is calculated and are expressed as a percentage of the Fund’s average daily net assets. The effect of these fees is reflected in the performance results for that class of shares. Investors should examine total operating expenses closely in the prospectus, especially when comparing one fund with another fund in the same investment category.
Fees Paid to Dealers and Other Financial Intermediaries
Broker-dealers and other financial intermediaries (“Qualifying dealers”) may charge Davis Distributors, LLC (the “Distributor”), or the Adviser, substantial fees for selling Selected Funds’ shares and providing continuing support to shareholders. The fees charged by Qualifying dealers may include, but are not limited to: (i) distribution and service fees from the Funds’ 12b-1 distribution plans; (ii) recordkeeping fees from the Funds for providing recordkeeping services to investors who hold Selected Funds shares through dealer-controlled omnibus accounts; and (iii) other fees, described below, paid by Davis Advisors, or the Distributor, from their own resources.
Qualifying dealers may, as a condition to distributing shares of the Selected Funds, request that the Distributor, or the Adviser, pay or reimburse the Qualifying dealer for: (i) marketing support payments, including business planning assistance, client servicing and data analytics, educating personnel about the Selected Funds and shareholder financial planning needs, placement on the Qualifying dealer’s list of offered funds and access to sales meetings, sales representatives and management representatives of the Qualifying dealer; and (ii) financial assistance charged to allow the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These additional fees are sometimes referred to as “revenue sharing” payments. A number of factors are considered in determining fees paid to Qualifying dealers, including the dealer’s sales and assets, and the quality of the dealer’s relationship with the Distributor. Fees are generally based on the value of shares of the Fund held by the Qualifying dealer, or financial institution, for its customers or based on sales of Fund shares by the dealer, or financial institution, or a combination thereof. In some cases the charges or fees may be a negotiated lump sum payment. Davis Advisors may use its profits from the advisory fee it receives from the Fund to pay some or all of these fees.
Some Qualifying dealers may also choose to pay additional compensation to their registered representatives who sell the Funds. Such payments may be associated with the status of a Fund on a Qualifying dealer’s preferred list of funds or otherwise associated with the Qualifying dealer’s marketing and other support activities. The foregoing arrangements may create an incentive for the Qualifying dealers, brokers or other financial institutions, as well as their registered representatives, to sell the Selected Funds rather than other funds.
In 2022, the Distributor, or the Adviser, was charged additional fees by the Qualifying dealers listed below. The Distributor paid these fees from its own resources. These Qualifying dealers may provide the Selected Funds enhanced sales and marketing support and financial advisers employed by the Qualifying dealers may recommend the Selected Funds rather than other funds. Qualifying dealers may be added or deleted at any time.
American Enterprise Investment Services; Charles Schwab & Co., Inc.; Fidelity Brokerage Services, LLC; Fidelity Investments Institutional Services Company, Inc.; Great West Equities, Inc.; Marshall & Ilsley Trust Company; Matrix Settlement (MSCS); Merrill Lynch; Morgan Stanley Smith Barney, LLC; Nationwide Financial Services, Inc.; Pershing, LLC; Principal Financial Group; Raymond James & Associates, Inc.; TD Ameritrade; UBS Financial Services, Inc.; Vanguard Group, Inc.; Vanguard Marketing Group; and Wells Fargo Advisors, LLC.
In addition, the Distributor may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of the Selected Funds. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Selected Funds during specified periods of time.
Although Selected Funds may use brokers who sell shares of the Funds to execute portfolio transactions, the Funds do not consider the sale of Fund shares as a factor when selecting brokers to execute portfolio transactions.
Investors should consult their financial intermediaries regarding the details of payments they may receive in connection with the sale of Fund shares.
Due Diligence Meetings. The Distributor routinely sponsors due diligence meetings for registered representatives, during which they receive updates on various Selected Funds and are afforded the opportunity to speak with the Adviser’s Portfolio Managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Selected Funds, however, are more likely to be considered. To the extent permitted by their firm’s policies and procedures, registered representatives’ expenses in attending these meetings may be covered by the Distributor.
Seminars and Educational Meetings. The Distributor may defray certain expenses of Qualifying dealers incurred in connection with seminars and other educational efforts subject to the Distributor’s policies and procedures governing payments for such seminars. The Distributor may share expenses with Qualifying dealers for costs incurred in conducting training and educational meetings about various aspects of the Funds for the employees of Qualifying dealers. In addition, the Distributor may share expenses with Qualifying dealers for costs incurred in hosting client seminars at which the Fund is discussed.
Recordkeeping Fees. Certain Qualifying dealers have chosen to maintain “omnibus accounts” with Selected Funds. In an omnibus account, the Fund maintains a single account in the name of the Qualifying dealer and the dealer maintains all of its clients’ individual shareholder accounts. Likewise, for many retirement plans, a third-party administrator may open an omnibus account with the Selected Funds and the administrator will then maintain all of the participant accounts. Davis Advisors, on behalf of the Funds, enters into agreements whereby the Funds are charged by the Qualifying dealer or administrator for such recordkeeping services.
Recordkeeping services typically include: (i) establishing and maintaining shareholder accounts and records; (ii) recording shareholder account balances and changes thereto; (iii) arranging for the wiring of funds; (iv) providing statements to shareholders; (v) furnishing proxy materials, periodic Selected Funds reports, prospectuses and other communications to shareholders, as required; (vi) transmitting shareholder transaction information; and (vii) providing information in order to assist Selected Funds in their compliance with state securities laws. Each Selected Fund typically would be paying these shareholder servicing fees directly if a Qualifying dealer did not hold all customer accounts in a single omnibus account with each Selected Fund.
Other Compensation. The Distributor may, from its own resources and not from the Funds’, pay additional fees to the extent not prohibited by state or federal laws, the Securities and Exchange Commission (SEC), or any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA).
How to Choose a Share Class
Before you buy shares in any Selected Fund, you need to decide which class of shares best suits your needs. Selected Funds offers two classes of shares: S and D. Each class is essentially identical in legal rights and invests in the same portfolio of securities. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services, and is not the result of any difference in the amounts charged by Davis Advisors for investment advisory services. Accordingly, the investment advisory expenses do not vary by Class.
Class S Shares
Class S shares may be appropriate if you intend to retain the services of a financial adviser, mutual fund supermarket or other financial intermediary. Class S shares have adopted Plans of Distribution, or “12b-1 Plans,” which provide revenue that may be used to pay for the services of financial planners, mutual fund supermarkets and other distribution activities. Class S shares pay up to 0.25% of their average annual net assets for these services and activities. You must invest a minimum of $1,000 in a single Fund to open an account in Class S shares.
Class D Shares
Class D shares may be appropriate if you intend to make your own investment decisions and will invest directly with Selected Funds. Class D shares do not pay 12b-1 fees, and thus have a lower expense ratio, which will result in higher investment returns over time. You must invest a minimum of $10,000 in a single Fund to open an account in Class D shares.
Converting from Class S to Class D shares. If your Class S shares account is held directly with the Selected Funds’ distributor or with a financial intermediary that does not require 12b-1 fees to pay for its services, and if the current market value of your account in a single Fund is at least $10,000, you may elect to convert that account from Class S to Class D shares at relative net asset value. Because the net asset value per share of the Class D shares may be higher or lower than that of the Class S shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class D shares than the number of Class S shares converted. A conversion from Class S to Class D shares of the same Fund is not a taxable transaction. You may convert from Class S to Class D shares by calling Investor Services at 1‑800‑243‑1575, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.
If the market value of your Class D shares account declines to less than $10,000 due to a redemption or exchange, your Class D shares will be converted into Class S shares at relative net asset value. Although the dollar value will be the same, a shareholder may receive more or less Class S shares than the number of Class D shares converted. See “Involuntary Redemption or Conversion” in this prospectus.
If you have any additional questions about choosing a share class, please call Investor Services toll free, at 1‑800‑243‑1575, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time. If you still are not sure about which class is best for you, contact your financial adviser.
How to Open an Account
To open an account with Selected Funds you must meet the initial minimum investment for each Fund you choose to invest in. For each Class S share Fund, you must invest at least $1,000. For each Class D share Fund, you must invest at least $10,000.
At the Distributor’s discretion, the minimum may be waived for an account established under a “wrap account” or other fee-based program that is sponsored and maintained by a registered broker-dealer approved by the Distributor.
Two Ways You Can Open an Account
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Mail. Complete and sign the Application Form and mail it to the Selected Funds. Include a check made payable to Selected Funds. All purchases by check should be in U.S. dollars. Selected Funds will not accept third-party checks, starter checks, traveler’s checks or money orders.

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Dealer. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from the Distributor. Please note that your dealer may charge a service fee or commission for these transactions.

Anti-Money Laundering Compliance
Selected Funds and the Distributor are required to comply with various anti-money laundering laws and regulations and have appointed an anti-money laundering compliance officer. Consequently, the Fund, or the Distributor, may request additional information from you to verify your identity and the source of your funds. If you do not provide the requested information, the Selected Funds may not be able to open your account. If, at any time, the Fund believes an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund and the Distributor may choose not to establish a new account or may be required to “freeze” a shareholder’s account. They may also be required to provide a government agency or another financial institution with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund, or the Distributor, to inform the shareholder that it has taken the actions described above.
Retirement Plan Accounts
You can invest in Selected Funds using any of these types of retirement plan accounts:
◾ IRAs	SIMPLE IRAs
Roth IRAs	Simplified Employee Pension (SEP) IRAs
Coverdell Education Savings Accounts	403(b) Plans
UMB Bank acts as custodian for these retirement plans and charges each participant a $15 custodial fee each year per Social Security Number. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Selected Funds. This custodial fee is automatically deducted from each account in December, unless you elect to pay the fee directly. Checks for the custodial fee should be made payable to UMB Bank. If an account is closed before this fee is paid, it will be deducted from the proceeds at the time of the redemption. To open a retirement plan account, you must fill out a Retirement Account Application Form. You can request this form by calling Investor Services or by visiting Selected Funds’ website (www.selectedfunds.com). If you do not list a financial advisor and their brokerage firm on the account application, the Distributor may be designated as the broker of record, but solely for purposes of acting as your agent to purchase or redeem shares. The Distributor and its employees do not provide recommendations on these accounts or any other account where the Distributor is listed as the broker of record.
How to Buy, Sell and Exchange Shares
Once you have established an account with Selected Funds, you can add to or withdraw from your investment. This prospectus describes the types of transactions you can perform as a Selected Funds shareholder, including how to initiate these transactions and the charges that you may incur (if any) when buying, selling or exchanging shares. A transaction will not be executed until all required documents have been received in a form meeting all legal requirements. Legal requirements vary depending upon the type of transaction and the type of account. Call Investor Services for instructions. These procedures and charges may change over time and the prospectus in effect at the time a transaction is initiated will describe the procedures and charges that will apply to the transaction.
Right to Reject or Restrict any Purchase or Exchange Order
Purchases and exchanges should be made for long-term investment purposes only. Selected Funds and the Distributor reserve the right to reject any purchase or exchange order for any reason prior to the end of the first business day after the date that a purchase or exchange order was processed. Selected Funds, or the Distributor, may “reject” a current purchase order or “restrict” an investor from placing future purchase orders. Selected Funds and the Distributor will not reject or restrict a redemption order without adequate reason, including, but not limited to, allowing a purchase check to clear, a court order, etc. Exchanges involve both a redemption and a purchase; only the purchase side of the exchange may be rejected or restricted. Selected Funds are not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases or exchanges that are part of activity that Selected Funds, or the Distributor, have determined may involve actual or potential harm to a Fund may be rejected.
Four Ways to Buy, Sell and Exchange Shares
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Telephone. Call 1‑800‑243‑1575. You can speak directly with an Investor Services Professional, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time or use the Funds’ automated telephone system at any time, day or night.

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Online Account Access. You may initiate most account transactions through online account access on the Funds’ website (www.selectedfunds.com). Please note that certain account types may be restricted from online access.

◾	Mail. Send the request to Selected Funds at either address listed below.
Regular mail: Selected Funds P.O. Box 219662 Kansas City, MO 64121-9662	Express shipping: Selected Funds 430 W 7th Street Suite 219662 Kansas City, MO 64105-1407
◾	Dealer. Contact a dealer who will execute the transaction through the Distributor. Please note that your dealer may charge service fees or commissions for these transactions.
The Selected Funds do not issue certificates for any class of shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Selected Funds by State Street Bank and Trust Company. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from Selected Funds. Dividend and capital gain distributions, purchases through automatic investment plans and certain retirement plans, and automatic exchanges and withdrawals will be confirmed at least quarterly.
When Your Transactions Are Processed
Purchases, sales and exchanges will be processed at 4 p.m. Eastern time after Selected Funds’ transfer agent or other qualified financial intermediary receives your request to purchase or sell shares in good order, including all documents that are required to constitute a legal purchase, sale or exchange of shares.
Buying More Shares
You may buy more shares at any time, by mail, through a dealer, by telephone, through online account access or by wire. The minimum additional purchase amount for both share classes is $25.
Mail. When you purchase shares by mail:
◾	Make the check payable to Selected Funds.
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If you have the investment slip from your most recent statement, include it with the check. If you do not have an investment slip, include a letter with your check stating the name of the Fund, the class of shares you wish to buy and your account number.

◾	Mail the check to:
Regular mail: Selected Funds P.O. Box 219662 Kansas City, MO 64121-9662	Express shipping: Selected Funds 430 W 7th Street Suite 219662 Kansas City, MO 64105-1407
Dealer. When you buy shares through a dealer, you may be charged service fees or commissions for these transactions.
Telephone. If you have a bank account listed on your account you may purchase shares via ACH (Automated Clearing House) and the funds will be pulled directly from your bank account to purchase shares. Call 1‑800‑243‑1575 to use the Funds’ automated phone system 24 hours a day or speak to an Investor Services Professional, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.
Online Account Access. If you have a bank account listed on your account you may purchase shares via ACH (Automated Clearing House) and the funds will be pulled directly from your bank account to purchase shares. See “Internet Transactions” in this prospectus for details on how to access your account through the internet.
Wire. You may wire federal funds directly to the Funds’ service provider, State Street Bank and Trust Company. To ensure that the purchase is credited properly, follow these wire instructions:
State Street Bank and Trust Company
Boston, MA 02210
Attn: Mutual Fund Services
[Name of Selected Fund and Class of shares that you are buying]
Shareholder Name Shareholder Account Number Federal Routing Number: 011000028
DDA Number: 9905-325-8
Inactive Accounts
If shareholder-initiated contact does not occur on your account within the timeframe specified by the law in your state of record, or if Fund mailings are returned as undeliverable during that timeframe, the assets of your account (shares and/or any uncashed checks) may be transferred to your last known recorded state of residence as unclaimed property, in accordance with specific state law. NOTE: If you fail to initiate such contact, your property will be escheated to your last known state of residency after which you will need to claim the property from that state.
If a check remains uncashed for four months or is undeliverable by the United States Postal Service, the Fund may reinvest the proceeds in additional shares of the Fund.
Making Automatic Investments
An easy way to increase your investment in any Selected Fund is to sign up for the Automatic Investment Plan. Under this plan, you arrange for a predetermined amount of money to be withdrawn from your bank account and invested in Fund shares. The minimum amount you can invest under the plan each month is $25. The account minimum of $1,000 for Class S shares or $10,000 for Class D shares must be met prior to establishing an automatic investment plan.
Purchases can be processed electronically on any day of the month if the institution that services your bank account is a member of the Automated Clearing House (ACH) system. Each debit should be reflected on your next bank statement.
To sign up for the Automatic Investment Plan, complete the appropriate section of the Application Form or complete an Account Service Form. You can modify your Automatic Investment Plan at any time by calling Investor Services.
Selling Shares
You may sell back all or part of your shares in any Selected Fund in which you invest (also known as redeeming your shares) on any day that the Fund is open at net asset value. You can sell the shares by mail, through a dealer, by telephone, or through online account access. The Fund typically expects to pay redemption proceeds one business day following receipt and acceptance of a proper redemption request. However, in some cases, payment from the Fund may take longer than one business day and may take up to seven days as is generally permitted by the Investment Company Act of 1940, as amended. The Fund may, under limited circumstances, be permitted to pay redemption proceeds beyond seven days following receipt and acceptance of a proper redemption request. You may redeem shares on any day that the Fund is open. If you recently purchased shares and subsequently request a redemption of those shares, redemption proceeds may be withheld until a sufficient period of time has passed to reasonably ensure that all checks or drafts (including certified or cashier’s checks) have cleared, normally not exceeding fifteen calendar days from the purchase date.
Under normal conditions, the Fund typically expects to meet shareholder redemption requests by using available cash (or cash equivalents) or by selling portfolio securities. The Fund may use additional methods to meet shareholder redemption requests, if they become necessary. These methods may be used during both normal and stressed market conditions. These methods may include, but are not limited to, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
In addition to paying redemption proceeds in cash, the Fund reserves the right to pay part or all of your redemption proceeds with Fund securities or other Fund assets instead of cash (in-kind redemption). On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the Fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities.
Mail. To sell shares by mail, send the request to one of the addresses below. All registered shareholders must sign the request.
Mail the request to:
Regular mail: Selected Funds P.O. Box 219662 Kansas City, MO 64121-9662	Express shipping: Selected Funds 430 W 7th Street Suite 219662 Kansas City, MO 64105-1407
◾	A Medallion Signature Guarantee is required if the redemption request is:
-	For a check greater than $100,000;
-	Made payable to someone other than the registered shareholder(s);
-	Sent to an address other than to the address of record or to an address of record that has been changed in the last 30 days; or
-	To a bank account not on record.
Dealer. When you sell shares through a dealer, you may be charged service fees or commissions for these transactions.
Telephone. Call 1‑800‑243‑1575 to use the Fund’s automated phone system 24 hours a day or speak to an Investor Services Professional, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.
◾	Redemptions by check:
-	Are limited to $100,000;
-	Must be mailed to the address of record that has been on the account for at least 30 days; and
-	Must be made payable to the registered shareholder.
◾	Redemptions via wire or ACH can only be sent to a bank currently on the account.
Online Account Access. See “Internet Transactions” in this prospectus for details on how to access your account through the internet.
◾	Redemptions by check:
-	Are limited to $100,000;
-	Must be mailed to the address of record that has been on the account for at least 30 days; and
-	Must be made payable to the registered shareholder.
◾	Redemptions via wire or ACH can only be sent to a bank currently on the account.
Unless you decide not to have telephone, fax, or internet services on your account(s), you agree to hold the Fund, Selected Funds, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney’s fees) that may be incurred in connection with the exercise of these privileges when Selected Funds, acting in good faith, has complied with instructions that are believed to be genuine. Davis Advisors uses certain procedures to confirm that your instructions are genuine. If these procedures are not used, the Fund may be liable for any loss from unauthorized instructions.
Short-Term Trading Fee
Selected International Fund will deduct a short-term trading fee from the redemption amount if you sell or exchange your shares after holding them for less than 30 days. This short-term trading fee will equal 2% of the amount redeemed and shares held longest will be treated as being redeemed first and the shares held shortest will be treated as being redeemed last. For shares of Selected International Fund acquired by exchange, the holding period prior to the exchange is not considered in determining whether to apply the redemption fee. The short-term trading fee is paid to Selected International Fund and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flows caused by short-term trading. There are limited exceptions to the short-term trading fee for investors that invest through third-party intermediaries, and it is not practical to impose the fee. See the SAI for a description of these exceptions.
What You Need to Know Before You Sell Your Shares
◾	You will always receive cash for sales that total less than $250,000 or one percent of a fund’s net asset value during any ninety-day period. Any sales above the cash limit may be paid in securities.
◾
In certain circumstances, such as the death of a shareholder or acting as power of attorney, additional documentation may be required. Please contact Investor Services at 1‑800‑243‑1575 to determine if your situation requires such documentation.

◾
In the past, Selected Funds issued certificates for its shares. If a certificate was issued for the shares you wish to sell, the certificate must be sent by certified mail to Selected Funds, accompanied by a letter of instruction signed by the owner(s). A sale may produce a gain or loss. Gains may be subject to tax.

◾
The Securities and Exchange Commission may suspend redemption of shares under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.

Medallion Signature Guarantee
To protect you and Selected Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of a United States stock exchange participate in the Medallion Signature Guarantee Program. No other form of signature verification will be accepted.
Stock Power
This is a letter of instruction signed by the owner of Fund shares that gives State Street Bank and Trust Company permission to transfer ownership of the shares to another person or group. Any transfer of ownership requires that all shareholders have their signatures Medallion-Guaranteed.
Involuntary Redemption or Conversion
If your Class S share fund/account balance declines to less than $1,000 in any fund as a result of a redemption, exchange or transfer, the Fund will redeem your remaining shares in the Fund at net asset value. You will be notified before your account is involuntarily redeemed. Telephone redemptions will receive immediate notice that the redemption will result in the entire account being redeemed upon execution of the transaction. All other redemptions will receive a letter notifying account holders that their accounts will be involuntarily redeemed unless the account balance is increased to at least $1,000 within 30 days.
If your Class D share fund/account balance declines to less than $10,000 as a result of a redemption, exchange or transfer, the fund will convert your remaining shares to Class S at relative net asset value. You will be notified before your account is involuntarily converted. Telephone redemptions will receive immediate notice that the redemption will result in the entire account being converted upon execution of the transaction. All other redemptions will receive a letter notifying account holders that their accounts will be involuntarily converted unless the account balance is increased to at least $10,000 within 30 days.
Making Systematic Withdrawals
You can sell a predetermined dollar or percentage amount each month or quarter (for retirement accounts or IRAs, withdrawals may be established on an annual basis). Because withdrawals are sales, they may produce a gain or loss. If you purchase additional fund shares at around the same time that you make a withdrawal, you may have to pay taxes. When you participate in this plan, known as the Systematic Withdrawal Plan, shares are sold so that you will receive payment by one of three methods:
◾	You may receive a check at the address of record provided that this address has not changed for a period of at least 30 days.
You may also choose to receive funds by ACH by completing an Account Service Form. If you wish to execute a Systematic Withdrawal Plan by ACH after your account has been established, please complete an Account Service Form and have your signature Medallion Guaranteed.
◾
You may have funds sent by check to a third-party at an address other than the address of record. In order to do so, you must complete the appropriate section of the Application Form. If you wish to designate a third-party payee after your account has been established, you must submit a letter of instruction with a Medallion Signature Guarantee.

You may stop systematic withdrawals at any time without charge or penalty by calling Investor Services.
Wiring Sale Proceeds to Your Bank Account
You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust Company for wire service and receiving banks may also charge for this service. Proceeds of redemption by federal funds wire are usually credited to your bank account on the next business day after the sale. Alternatively, redemption through ACH will usually arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the “Banking Instructions” section on the Account Application Form and attach a voided check or deposit slip. If the account has already been established, an Account Service Form must be submitted with a Medallion Signature Guarantee and a voided check.
Exchanging Shares
You can sell shares of any Selected Fund to buy shares in the same class of any other Selected Fund. This is known as an exchange. You can only exchange shares from your account within the same class and under the same registration. You can exchange shares by mail, through a dealer, by telephone or online account access. For Class S shares, the initial exchange must be for at least $1,000. For Class D shares, the initial exchange must be for at least $10,000. Exchanges are normally performed on the same day of the request if received in proper form (all necessary documents, signatures, etc.) by 4 p.m. Eastern time.
Mail. To exchange shares by mail, send the request to one of the addresses below. All registered shareholders must sign the request.
◾	Mail the request to:
Regular mail: Selected Funds P.O. Box 219662 Kansas City, MO 64121-9662	Express shipping: Selected Funds 430 W 7th Street Suite 219662 Kansas City, MO 64105-1407
Dealer. When you exchange shares through a dealer, you may be charged service fees or commissions for these transactions.
Telephone. Call 1‑800‑243‑1575 to use the Funds’ automated phone system 24 hours a day or speak to an Investor Services Professional, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.
Online Account Access. See “Internet Transactions” in this prospectus for details on how to access your account through the internet.
In the past, the Selected Funds issued certificates. If you wish to exchange shares for which you hold share certificates, these certificates must be sent by certified mail to Selected Funds, accompanied by a letter of instruction signed by the owner(s). If your shares are being sold for cash, this is known as a redemption. Please see “What You Need to Know Before You Sell Your Shares” in this prospectus for restrictions that might apply to this type of transaction.
Before you decide to make an exchange, you must obtain the current prospectus of the desired Selected Fund. For federal income tax purposes, exchanges between Selected Funds are treated as a sale and a purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.
Making Automatic Exchanges
You can elect to make automatic monthly exchanges if all accounts involved are registered under the same name and have a minimum initial value of $1,000 for Class S shares or $10,000 for Class D shares. Please see “How to Open an Account” for details. You must exchange at least $25 for both Class S shares or Class D shares to participate in this program, known as the Automatic Exchange Program. To sign up for this program you may contact Investor Services.
Frequent Purchases and Redemptions of Fund Shares
Selected Funds discourage short-term or excessive trading, do not accommodate short-term or excessive trading and, if detected, intend to restrict or reject such trading or take other action if, in the judgment of Davis Advisors, such trading may be detrimental to the interest of a Fund. Such strategies may dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the Fund’s portfolio and increase brokerage and administrative costs.
Selected Funds’ Board of Directors has adopted a 30-day restriction policy with respect to the frequent purchase and redemption of Fund shares. Under the 30-day restriction, any shareholder redeeming shares from an equity fund will be precluded from investing in the same equity fund for 30 calendar days after the redemption transaction. This policy also applies to redemptions and purchases that are part of an exchange transaction. Transactions that are part of a systematic plan are excluded from this restriction. Certain financial intermediaries, such as 401(k) plan administrators, may apply purchase and exchange limitations that are different than the limitations discussed above. These limitations may be more or less restrictive than the limitations imposed by the Selected Funds, but are designed to detect and prevent excessive trading. Shareholders should consult their financial intermediaries to determine what purchase and exchange limitations may be applicable to their transactions in the Selected Funds through those financial intermediaries. To the extent reasonably feasible, the Funds’ market timing procedures apply to all shareholder accounts and neither Selected Funds, nor Davis Advisors, have entered into agreements to exempt any shareholder from application of either the Selected Funds’, or a financial intermediary’s, market-timing procedures, as applicable.
Selected Funds receive purchase, exchange and redemption orders from many financial intermediaries that maintain omnibus accounts with the Funds. Omnibus account arrangements permit financial intermediaries to aggregate their clients’ transactions and ownership positions. If Selected Funds, or the Distributor, discovers evidence of material excessive trading in an omnibus account they may seek the assistance of the financial intermediary to prevent further excessive trading in the omnibus account. Shareholders seeking to engage in excessive trading practices may employ a variety of strategies to avoid detection and there can be no assurance that Selected Funds will successfully prevent all instances of market timing.
If the Selected Funds, at its discretion, identifies any activity that may constitute frequent trading, it reserves the right to restrict further trading activity regardless of whether the activity exceeds the Funds’ written guidelines. In applying this policy, the Selected Funds reserves the right to consider the trading of multiple accounts under common ownership, control or influence to be trading out of a single account.
Telephone Transactions
A benefit of investing through Selected Funds is that you can use the Funds’ automated telephone system to buy, sell or exchange shares, by calling 1‑800‑243‑1575. If you do not wish to have this option activated for your account, complete the appropriate section of the Application Form or contact Investor Services.
When you call Selected Funds, you can perform a transaction in one of two ways:
◾	Speak directly with an Investor Services Professional during business hours (9 a.m. to 6 p.m. Eastern time).
◾	You can use Selected Funds’ automated telephone system, 24 hours a day, seven days a week.
When you buy, sell or exchange shares by telephone instruction, you agree that the Selected Funds are not liable for following telephone instructions believed to be genuine (that is, believed to be, directed by the account holder, registered representative or authorized trader, whose name is on file). The Fund uses certain procedures to confirm that your instructions are genuine, including a request for personal identification and a tape recording of the conversation. If these procedures are not used, the Fund may be liable for any loss from unauthorized instructions.
Be aware that during unusual market conditions Selected Funds may not be able to accept all requests by telephone.
Internet Transactions
You can use the Funds’ website (www.selectedfunds.com) to review your account balance and recent transactions. Your account may qualify for the privilege to purchase, sell or exchange shares online. IRA shares cannot be sold through the automated telephone system or online. You may also elect to receive the summary prospectus, account statements and annual and semi-annual reports electronically, in lieu of paper form, by enrolling in eConsent on the Funds’ website. Please review the Funds’ website for more complete information.
To access your accounts, you must establish a unique and confidential User ID and Password. To create your User ID and Password, you will need: (i) the name of the Fund(s) in which you are invested, (ii) your account number, (iii) the last four digits of your Social Security Number, and (iv) either a cell phone or email for satisfying the two-factor authentication. Your User ID and Password will be required each time you access your Selected account online.
When you buy, sell or exchange shares over the Internet, you agree that Selected Funds are not liable for following instructions believed to be genuine (that is, believed to be, directed by the account holder or registered representative on file). The Fund uses certain procedures to confirm that your instructions are genuine. If these procedures are not used, the Funds may be liable for any loss from unauthorized instructions.
Householding
The Fund may, on occasion, mail notices, reports, prospectuses, or proxy material to shareholders. To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of these items to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you have a direct account with the Fund and you do not want the mailing of these documents to be combined with those to other members of your household, please contact Selected Funds by phone at 1‑800‑243‑1575. Your instructions will become effective within 30 days of your notice to the Fund.

Financial Highlights
These tables are designed to show you the financial performance of each of the Funds in this prospectus for the past five years-ended December 31, 2022. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund, assuming that all dividends and capital gains have been reinvested.
This information has been audited by KPMG LLP, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request.

SELECTED FUNDS

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Selected American Shares Class S:
Year ended December 31, 2022	$42.34	$0.25	$(8.82)	$(8.57)
Year ended December 31, 2021	$40.41	$0.08	$7.16	$7.24
Year ended December 31, 2020	$37.22	$0.14	$4.17	$4.31
Year ended December 31, 2019	$29.94	$0.19	$8.97	$9.16
Year ended December 31, 2018	$40.53	$0.20	$(5.35)	$(5.15)
Selected American Shares Class D:
Year ended December 31, 2022	$42.45	$0.37	$(8.87)	$(8.50)
Year ended December 31, 2021	$40.50	$0.23	$7.18	$7.41
Year ended December 31, 2020	$37.29	$0.24	$4.20	$4.44
Year ended December 31, 2019	$29.99	$0.30	$8.99	$9.29
Year ended December 31, 2018	$40.59	$0.33	$(5.36)	$(5.03)
Selected International Fund Class S:
Year ended December 31, 2022	$11.52	$0.13	$(1.28)	$(1.15)
Year ended December 31, 2021	$14.92	$0.06	$(3.33)	$(3.27)
Year ended December 31, 2020	$12.56	$(0.03)	$2.64	$2.61
Year ended December 31, 2019	$10.45	$0.04	$2.77	$2.81
Year ended December 31, 2018	$14.44	$0.04	$(3.23)	$(3.19)
Selected International Fund Class D:
Year ended December 31, 2022	$11.58	$0.16	$(1.28)	$(1.12)
Year ended December 31, 2021	$15.00	$0.09	$(3.34)	$(3.25)
Year ended December 31, 2020	$12.62	$(0.01)	$2.66	$2.65
Year ended December 31, 2019	$10.50	$0.06	$2.80	$2.86
Year ended December 31, 2018	$14.53	$0.09	$(3.26)	$(3.17)

[a]	Per share calculations were based on average shares outstanding for the period.
[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

[c]	The ratios in this column reflect the impact, if any, of certain reimbursements.

Financial Highlights

Dividends and Distributions Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(0.29)	$(2.17)	$–	$(2.46)	$31.31	(20.27)%	$382	0.99%	0.99%	0.72%	8%
$(0.07)	$(5.24)	$–	$(5.31)	$42.34	17.72%	$560	0.98%	0.98%	0.18%	20%
$(0.15)	$(0.97)	$–	$(1.12)	$40.41	11.61%	$553	0.98%	0.98%	0.39%	12%
$(0.41)	$(1.47)	$–	$(1.88)	$37.22	31.15%	$656	0.98%	0.98%	0.56%	11%
$(0.19)	$(5.25)	$–	$(5.44)	$29.94	(14.00)%	$656	0.97%	0.97%	0.52%	24%

$(0.40)	$(2.17)	$–	$(2.57)	$31.38	(20.04)%	$1,022	0.67%	0.67%	1.04%	8%
$(0.22)	$(5.24)	$–	$(5.46)	$42.45	18.10%	$1,422	0.67%	0.67%	0.49%	20%
$(0.26)	$(0.97)	$–	$(1.23)	$40.50	11.95%	$1,282	0.67%	0.67%	0.70%	12%
$(0.52)	$(1.47)	$–	$(1.99)	$37.29	31.57%	$1,264	0.66%	0.66%	0.88%	11%
$(0.32)	$(5.25)	$–	$(5.57)	$29.99	(13.71)%	$1,025	0.65%	0.65%	0.84%	24%

$(0.04)	$(0.26)	$–	$(0.30)	$10.07	(10.01)%	$5	1.70%	1.05%	1.32%	5%
$(0.13)	$–	$–	$(0.13)	$11.52	(21.94)%	$7	1.37%	1.05%	0.39%	22%
$(0.03)	$(0.22)	$–	$(0.25)	$14.92	20.77%	$14	1.44%	1.11%	(0.28)%	23%
$(0.34)	$(0.36)	$–	$(0.70)	$12.56	27.15%	$7	1.50%	1.15%	0.27%	9%
$(0.01)	$(0.79)	$–	$(0.80)	$10.45	(22.27)%	$9	1.31%	1.26%	0.30%	31%

$(0.07)	$(0.26)	$–	$(0.33)	$10.13	(9.74)%	$42	1.00%	0.80%	1.57%	5%
$(0.17)	$–	$–	$(0.17)	$11.58	(21.72)%	$53	0.90%	0.80%	0.64%	22%
$(0.05)	$(0.22)	$–	$(0.27)	$15.00	21.08%	$70	0.89%	0.87%	(0.04)%	23%
$(0.38)	$(0.36)	$–	$(0.74)	$12.62	27.45%	$61	0.90%	0.90%	0.52%	9%
$(0.07)	$(0.79)	$–	$(0.86)	$10.50	(22.05)%	$48	0.89%	0.89%	0.67%	31%

[d]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

Obtaining Additional Information
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. The SAI provides more detailed information about Selected Funds and their management and operations. The SAI and the Funds’ annual and semi-annual reports are available, without charge, upon request or from the Funds’ website.
The Selected Funds’ SAI and annual report have been filed with the Securities and Exchange Commission, are incorporated into this prospectus by reference, and are legally a part of this prospectus.
Additional Information can be requested:
By Telephone. Call Selected Funds toll-free at 1‑800‑243‑1575, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time. You may also call this number for account inquiries.
By Mail. Write to:	Selected Funds
P.O. Box 219662
Kansas City, MO 64121-9662
On the Internet. Go to:          www.selectedfunds.com
From the SEC. Additional copies of the registration statement can be obtained, for a duplicating fee by sending an electronic request to publicinfo@sec.gov. Reports and other information about the Funds are also available on the EDGAR database on the SEC website (www.sec.gov). The current SAI and shareholder reports are also available, free of charge, on our website, www.selectedfunds.com
The Funds’ Investment Company Act File Numbers are:
Selected American Shares, Inc. 811-00051
Selected International Fund, Inc. 811-01533

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2023

SELECTED AMERICAN SHARES, INC.
SELECTED INTERNATIONAL FUND, INC.

2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
1-800-243-1575

This statement of additional information is not a prospectus and should be read in conjunction with the Funds’ prospectus dated May 1, 2023. This statement of additional information incorporates the prospectus by reference. A copy of the Funds’ prospectus may be obtained, without charge, by calling Investor Services at 1-800-243-1575 or by visiting our website at http://www.selectedfunds.com/prospectuses_and_forms/.

The Funds’ most recent annual report and semi-annual report to shareholders are separate documents that are available on request and without charge by calling Investor Services.

	Class S	Class D
Selected American Shares	SLASX	SLADX
Selected International Fund	SLSSX	SLSDX

Contents
Section I: Investment Objectives, Strategies, Risks and Restrictions	3
Investment Objective	3
Non-Principal Investment Strategies and Risks	3
Portfolio Transactions	12
Investment Restrictions	15
Section II: The Fund and Key Persons	18
Organization of the Funds	18
Directors and Officers	18
Directors	19
Independent Directors’ Compensation	20
Officers	20
Standing Committees of the Board of Directors	20
Risk Oversight	21
Directors’ Fund Holdings	22
Independent Directors’ Affiliations and Transactions	23
Certain Shareholders of the Funds	23
Investment Advisory Services	23
Portfolio Managers	25
Disclosure of Portfolio Holdings	27
Distribution of Fund Shares	28
Other Important Service Providers	29
Section III: Classes of Shares, Purchases, Exchanges and Redemptions	31
Selecting the Appropriate Class of Shares	31
How to Purchase Shares	31
Special Services	31
Exchange of Shares	32
Redemption of Shares	32
Section IV: General Information	34
Determining the Price of Shares	34
Dividends and Distributions	34
Federal Income Taxes	34
Procedures and Shareholder Rights are Described by Current Prospectus and Other Disclosure Documents	35
Appendix A: Quality Ratings of Debt Securities	37
Appendix B: Summary of the Adviser’s Proxy Voting Policies and Procedures (August 2008)	38

Section I:
Investment Objectives, Strategies, Risks and Restrictions
This statement of additional information (“SAI”) supplements, and should be read in conjunction with, the prospectus for Selected American Shares and Selected International Fund (each a “Fund” and jointly the “Funds”).
The Adviser and Sub-Adviser. The Funds are managed by Davis Selected Advisers, L.P. (the “Adviser”) and Davis Selected Advisers–NY, Inc. (the “Sub-Adviser”).
Investment Objective
The investment objective, principal investment strategies and the main risks of investing in each Fund are described in the Funds’ prospectus. There is no assurance that a Fund will achieve its investment objective. An investment in a Fund may not be appropriate for all investors and short-term investing is discouraged. Each Fund’s investment objective is a fundamental policy, which means that it may not be changed by the Funds’ Board of Directors without shareholder approval.
In the discussions that follow, “Fund” or “Funds” applies equally to Selected American Shares and Selected International Fund, unless the context indicates otherwise.
Non-Principal Investment Strategies and Risks
Selected Funds may implement investment strategies that are not principal investment strategies if, in the Adviser’s professional judgment, the strategies are appropriate. A strategy includes any policy, practice or technique used by the Funds to achieve their investment objectives. Whether a particular strategy, including a strategy to invest in a particular type of security, is a principal investment strategy depends on the strategy’s anticipated importance in achieving the Fund’s investment objectives, and how the strategy affects the Fund’s potential risks and returns. In determining what is a principal investment strategy, the Adviser considers, among other things, the amount of the Fund’s assets expected to be committed to the strategy, the amount of the Fund’s assets expected to be placed at risk by the strategy, and the likelihood of the Funds losing some or all of those assets from implementing the strategy. Non-principal investment strategies are generally those investments that constitute less than 5% to 10% of a Fund’s assets depending upon their potential impact upon the investment performance of the Fund.
While the Adviser expects to pursue the Funds’ investment objectives by implementing the principal investment strategies described in the Funds’ prospectus, a Fund may employ non-principal investment strategies or securities if, in Davis Advisors’ professional judgment, the securities, trading or investment strategies are appropriate. Factors that Davis Advisors considers in pursuing these other strategies include whether the strategy: (i) is likely to be consistent with shareholders’ reasonable expectations; (ii) is likely to assist the Adviser in pursuing the Fund’s investment objective; (iii) is consistent with the Fund’s investment objective; (iv) will not cause the Fund to violate any of its fundamental or non-fundamental investment restrictions; and (v) will not materially change the Fund’s risk profile from the risk profile that results from following the principal investment strategies as described in the Fund’s prospectus and further explained in this SAI, as amended from time to time.
The composition of the Fund’s portfolio and the strategies that the Adviser may use to try to achieve the Fund’s investment objectives may vary depending on market conditions and available investment opportunities. The Fund is not required to use any of the investment strategies described below in pursuing its investment objective. The Fund may use some of the investment strategies rarely or not at all. Whether the Fund uses a given investment strategy at a given time depends on the professional judgment of the Adviser.
The principal investment strategies and risks for each Fund are described in the Funds’ prospectus. An investment strategy that is a principal investment strategy for one Fund may be a non-principal investment strategy for the other Fund, which, therefore, may only invest a limited portion of its assets in the non-principal investment strategy, as described above. A number of investment strategies and risks, which are not principal investment strategies or principal risks for any of the Funds (and, therefore, are not included in the Funds’ prospectus), are described below.
Equity Strategies and Risks
Emphasizing Investments in Selected Market Sectors. A Fund may invest up to 25% of its net assets in the securities of issuers conducting their principal business activities in the same industry. Significant investments in selected market sectors render a portfolio particularly vulnerable to the risks of its target sectors. Such exposure may cause a Fund to be more impacted by risks relating to and developments affecting that market sector. For purposes of measuring concentration in a market sector, the Fund generally classifies companies at the “industry group” or “industry” level. However, further analysis may lead the Adviser to classify companies at the sub-industry level. See the section of this Statement of Additional Information on Investment Restrictions for further details.
Consumer Discretionary Sector Risk. Companies engaged in the design, production or distribution of products or services for the consumer discretionary sector (e.g., retailing and consumer services) are subject to the risk that their products or services may become obsolete quickly. The success of these companies can depend heavily on disposable household income and consumer spending. During periods of an expanding economy, the consumer discretionary sector may outperform the consumer staples sector, but may underperform when economic conditions worsen. Moreover, the consumer discretionary sector can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer preferences, demographics, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.
Internet & Direct Marketing Retail Risk. Companies that operate via the internet or direct marketing (e.g., online consumer services, online retail, travel) segments are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace, retail and travel segments to reduce profit margins in order to compete. Due to the nature of their business models, companies that operate in the online marketplace, retail, and travel segments may also be subject to heightened cybersecurity risk, including the risk of theft or damage to vital hardware, software, and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store, and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors’ technology and systems, could expose companies that operate via the internet or direct marketing retail to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability, and otherwise harm their businesses.
Industrials Sector Risk. The Industrials Sector includes manufacturers and distributors of capital goods such as aerospace and defense, building projects, electrical components and equipment, construction machinery, and companies that offer construction and engineering services. This sector also includes providers of commercial and professional services including office services and supplies, security and alarm services, human resources/employment services, and research and consulting services. Included in the industrials sector are also companies that provide transportation services including air freight and logistics, airlines, railroads, and transportation infrastructure companies. A company in this sector is subject to the risk that the securities of such issuer will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting the industrials sector. The prices of the securities of companies operating in the industrials sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Information Technology Sector Risk. The Information Technology Sector includes companies that offer software and information technology services and manufacturers and distributors of technology hardware and semiconductors. A company in this sector is subject to the risk that the securities of such issuer will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting the information technology sector. The prices of the securities of companies operating in the information technology sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Passive Foreign Investment Companies. Some securities of companies domiciled outside the U.S. in which the Fund may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are foreign corporations which generate primarily passive income. For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation’s gross income for its tax year is passive income or, in general, if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income considered foreign personal holding company income within the subpart F provisions defined by Section 954 of the Internal Revenue Code.
Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There is also the risk that the Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. The Fund makes efforts to ensure compliance with federal tax reporting of these investments, however, there can be no guarantee that the Fund’s efforts will always be successful.
Unsponsored Depositary Receipts. A Fund may invest in both sponsored and unsponsored arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas in an unsponsored arrangement the foreign issuer assumes no obligations and the depositary’s transaction fees are paid by the holders. Foreign issuers in respect of whose securities unsponsored depositary receipts have been issued are not necessarily obligated to disclose material information in the markets in which the unsponsored depositary receipts are traded and, therefore, such information may not be reflected in the prices of such securities in those markets. Shareholder benefits, voting rights and other attached rights may not be extended to the holders of unsponsored depositary receipts.
Investments in Other Investment Companies. The Funds can invest in securities issued by other investment companies, which can include open-end funds, closed-end funds, or exchange-traded funds (“ETFs”, which are typically open-ended funds or unit investment trusts listed on a stock exchange). In some instances, an ETF or closed-end fund may trade at market prices that are higher or lower than the NAV. The Funds may do so as a way of gaining exposure to securities represented by the investment company’s portfolio at times when the Funds may not be able to buy those securities directly. As shareholders of an investment company, the Funds would be subject to their ratable share of that investment company’s expenses, including its advisory and administration expenses. At the same time, the Funds would bear their own management fees and expenses. To the extent that the management fees paid to an investment company are for the same or similar services as the management fees paid by the Fund, there would be a layering of fees that would increase expenses and decrease returns. The Funds do not intend to invest in other investment companies unless the portfolio manager believes that the potential benefits of the investment justify the expenses. The Funds’ investments in the securities of other investment companies are subject to the limits that apply to those kinds of investments under the Investment Company Act of 1940, as revised (“1940 Act”).
Initial Public Offerings (“IPOs”). An IPO is the initial public offering of securities of a particular company. IPOs in which the Fund invests can have a dramatic impact on Fund performance and assumptions about future performance based on that impact may not be warranted. Investing in IPOs involves risks. Many, but not all, of the companies issuing IPOs are small, unseasoned companies. Many are companies that have only been in operation for short periods of time. Small company securities, including IPOs, are subject to greater volatility in their prices than are securities issued by more established companies. If the Fund does not intend to make a long-term investment in an IPO (it is sometimes possible to immediately sell an IPO at a profit) the Adviser may not perform the same detailed research on the company that it does for core holdings.
Rights and Warrants. Rights and warrants are forms of equity securities. Warrants, basically, are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have shorter maturities and are distributed directly by issuers to their shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Other Forms of Equity Securities. In addition to common stock the Fund may invest in other forms of equity securities, including preferred stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in the price of its equity securities. Furthermore, when the total value of the stock market declines, most equity securities, even those issued by strong companies, likely will decline in value.
Inflation Risk. Also called purchasing power risk, is the chance that the cash flows from an investment won’t be worth as much in the future because of changes in purchasing power due to inflation.
Real Estate Companies, Including REITs. Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. The Fund does not invest directly in real estate. Real estate companies include real estate investment trusts (“REITs”) or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. REITs pool investors’ funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income, and with the requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) each taxable year. REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs also can realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Securities issued by REITs may trade less frequently and be less liquid than common stock issued by other companies.
Real estate securities, including REITs, are subject to risks associated with the direct ownership of real estate including: (i) declines in property values, because of changes in the economy or the surrounding area or because a particular region has become less appealing to tenants; (ii) increases in property taxes, operating expenses, interest rates or competition; (iii) overbuilding; (iv) changes in zoning laws; (v) losses from casualty or condemnation; (vi) declines in the value of real estate, risks related to general and local economic conditions; (vii) uninsured casualties or condemnation losses; (viii) fluctuations in rental income; (ix) changes in neighborhood values; (x) the appeal of properties to tenants; (xi) increases in interest rates; and (xii) access to the credit markets. The Fund also could be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own.
Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent on management skill, may not be diversified and are subject to project financing risks. REITs also are subject to: heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for the favorable federal income tax treatment generally available to REITs under the Internal Revenue Code, and failing to maintain exemption from registration under the 1940 Act. Changes in interest rates also may affect the value of the debt securities in the Fund’s portfolio. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expense of the Fund but also, indirectly, similar expenses of the REITs, including compensation of management. Some real estate securities may be rated less than investment grade by rating services. Such securities may be subject to the risks of high-yield, high-risk securities discussed below.
Preferred Stock Risk. Preferred stock is a form of equity security and is generally ranked behind an issuer’s debt securities in claims for dividends and assets of an issuer in a liquidation or bankruptcy. For this reason, the price of a preferred stock may react more strongly than the debt securities of an issuer. Preferred stock is subject to issuer and market risk that is applicable to equity securities in general. An adverse event may have a negative impact on a company and could result in a decline in the price of its preferred stock. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Convertible Securities. Convertible securities are a form of equity security. Generally, convertible securities are: bonds, debentures, notes, preferred stocks, warrants or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio. Usually, the conversion or exchange is solely at the option of the holder. However, some convertible securities may be convertible or exchangeable at the option of the issuer or are automatically converted or exchanged at a certain time, or on the occurrence of certain events, or have a combination of these characteristics. Usually a convertible security provides a long-term call on the issuer’s common stock and therefore tends to appreciate in value as the underlying common stock appreciates in value. A convertible security also may be subject to redemption by the issuer after a certain date and under certain circumstances (including a specified price) established on issue. If a convertible security held by the Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it.
Convertible bonds, debentures and notes are varieties of debt securities, and as such are subject to many of the same risks, including interest rate sensitivity, changes in debt rating and credit risk. In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer’s non-convertible debt obligations. Thus, convertible securities are subject to many of the same risks as high-yield, high-risk securities. A more complete discussion of these risks is provided below in the sections titled “Bonds and Other Debt Securities” and “High-Yield, High-Risk Debt Securities.”
Due to its conversion feature, the price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock. A convertible security will also normally provide a higher yield than the underlying common stock (but generally lower than comparable non-convertible securities). Due to their higher yield, convertible securities generally sell above their “conversion value,” which is the current market value of the stock to be received on conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because the yield acts as a price support. When the underlying common stocks rise in value, the value of convertible securities also may be expected to increase, but generally will not increase to the same extent as the underlying common stocks.
Fixed income securities generally are considered to be interest rate sensitive. The market value of convertible securities will change in response to changes in interest rates. During periods of falling interest rates, the value of convertible bonds generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.
Fixed Income Strategies and Risks
Bonds and Other Debt Securities. Bonds and other debt securities may be purchased by the Fund if the Adviser believes that such investments are consistent with the Fund’s investment strategies, may contribute to the achievement of the Fund’s investment objective and will not violate any of the Fund’s investment restrictions. The U.S. Government, corporations and other issuers sell bonds and other debt securities to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest, but are purchased at discounts from their face values. The prices of debt securities fluctuate, depending on such factors as interest rates, credit quality and maturity.
Bonds and other debt securities, generally, are subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities. Credit risk is described more fully in the section titled “High-Yield, High-Risk Debt Securities.”
Bonds and other debt securities, generally, are interest rate sensitive. During periods of falling interest rates, the values of debt securities held by the Fund generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.
Mortgage Backed Securities. Pools of mortgages also are issued or guaranteed by other agencies of the U.S. Government. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s term may be shortened or lengthened by unscheduled or early payment, or by slower than expected prepayment of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.
A collateralized mortgage obligation (“CMO”) is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government securities or corporate debt obligations. The issuer’s obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. CMOs are most often issued in two or more classes (each of which is a separate security) with varying maturities and stated rates of interest. Interest and principal payments from the underlying collateral (generally a pool of mortgages) are not necessarily passed directly through to the holders of the CMOs; these payments typically are used to pay interest on all CMO classes and to retire successive class maturities in a sequence. Thus, the issuance of CMO classes with varying maturities and interest rates may result in greater predictability of maturity with one class and less predictability of maturity with another class than a direct investment in a mortgage-backed pass-through security (such as a GNMA certificate). Classes with shorter maturities, typically, have lower volatility and yield while those with longer maturities, typically, have higher volatility and yield. Thus, investments in CMOs provide greater or lesser control over the investment characteristics than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.
Investments in mortgage-related U.S. Government securities, such as GNMA certificates and CMOs, also involve other risks. The yield on a pass-through security typically is quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-through securities purchased at a premium; the opposite is true for pass-through securities purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund’s ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses. Investment in such securities also could subject the Fund to “maturity extension risk,” which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered a short- or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.
If the Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayment on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greatest in the case of more highly subordinate securities.
High-Yield, High-Risk Debt Securities. The real estate securities, convertible securities, bonds and other debt securities in which Funds may invest may include high-yield, high-risk debt securities rated BB or lower by Standard & Poor’s Corporation (“S&P”) or Ba or lower by Moody’s Investors Service (“Moody’s”) or unrated securities. Securities rated BB or lower by S&P and Ba or lower by Moody’s are referred to in the financial community as “junk bonds” and may include D-rated securities of issuers in default. See Appendix A for a more detailed description of the rating system. Ratings assigned by credit agencies do not evaluate market risks. The Adviser considers the ratings assigned by S&P or Moody’s as one of several factors in its independent credit analysis of issuers. A description of each bond quality category is set forth in Appendix A, titled “Quality Ratings of Debt Securities.” The ratings of Moody’s and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that any rating will not change. The Fund may retain a security whose rating has changed or has become unrated.
While likely to have some quality and protective characteristics, high-yield, high-risk debt securities, whether or not convertible into common stock, usually involve increased risk as to payment of principal and interest. Issuers of such securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.
High-yield, high-risk debt securities are subject to greater price volatility than higher-rated securities, tend to decline in price more steeply than higher-rated securities in periods of economic difficulty or accelerating interest rates, and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities, which may have an adverse impact on market price and the ability of the Fund to dispose of particular issues and may cause the Fund to incur special securities’ registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Unexpected net redemptions may force the Fund to sell high-yield, high-risk debt securities without regard to investment merit, thereby possibly reducing return rates. Such securities may be subject to redemptions or call provisions, which, if exercised when investment rates are declining, could result in the replacement of such securities with lower-yielding securities, resulting in a decreased return. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income greater than the cash actually received on these issues. In order to avoid taxation at the Fund level, the Fund may have to sell portfolio securities to meet distribution requirements.
The market values of high-yield, high-risk debt securities tend to reflect individual corporate developments to a greater extent than higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic and industry conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis regarding individual lower-rated bonds, may result in reduced prices for such securities. If the negative factors such as these adversely impact the market value of high-yield, high-risk securities and the Fund holds such securities, the Fund’s net asset value will be adversely affected.
The Fund may have difficulty disposing of certain high-yield, high-risk bonds because there may be a thin trading market for such bonds. Because not all dealers maintain markets in all high-yield, high-risk bonds, the Fund anticipates that such bonds could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the ability to dispose of particular issues, and also may make it more difficult to obtain accurate market quotations or valuations for purposes of valuing the Fund’s assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bid prices of such dealers or prices for actual sales. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of high-yield, high-risk bonds regardless of a fundamental analysis of the investment merits of such bonds. To the extent that the Fund purchases illiquid or restricted bonds, it may incur special securities’ registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such bonds.
Bonds may be subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Fund will be likely to replace such bonds with lower-yielding bonds, resulting in decreased returns. Zero-coupon, pay-in-kind and deferred interest bonds involve additional special considerations. Zero-coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the “cash payment date”) and therefore are issued and traded at discounts from their face amounts or par value. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than securities paying interest currently with similar maturities and credit quality. Pay-in-kind bonds pay interest in the form of other securities rather than cash. Deferred interest bonds defer the payment of interest to a later date. Zero-coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds that pay interest in cash throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold. There is no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, the Fund may obtain no return at all on its investment. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income greater than the cash actually received on these issues. In order to distribute such income to avoid taxation, the Fund may have to sell portfolio securities to meet its distribution requirements under circumstances that could be adverse. Federal tax legislation limits the tax advantages of issuing certain high-yield, high-risk bonds. This could have a materially adverse effect on the market for high-yield, high-risk bonds.
Cash Management. For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Fund may temporarily and without limitation hold high-grade, short-term money market instruments, cash and cash equivalents, including repurchase agreements. The Fund also may invest in registered investment companies which are regulated as money market funds or companies exempted from registration under Sections 3(c)(1) or 3(c)(7) of the 1940 Act that themselves primarily invest in temporary defensive investments, including U.S. Government securities and commercial paper. To the extent that the management fees paid to other investment companies are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees that would increase expenses and decrease returns. Investments in other investment companies are limited by the 1940 Act and the rules thereunder.
In certain instances, the Funds may engage in repurchase agreement transactions through the Fixed Income Clearing Corporation (“FICC”). FICC sells U.S. Government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement. The term of the agreement will typically be overnight or over the weekend. Each Fund, through FICC, receives delivery of the underlying U.S. Government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If FICC were to become bankrupt, the Fund may be delayed or may incur costs or possible losses of principal and income in disposing of the collateral.
Master Limited Partnerships Risk. A Fund may invest in securities of master limited partnerships (“MLPs”). Investments in MLPs involve risks that differ from investments in common stock, including risks related to the following: a common unit holder’s limited control and limited rights to vote on matters affecting the MLP; potential conflicts of interest between the MLP and the MLP’s general partner; cash flow; dilution; and the general partner’s right to require unit holders to sell their common units at an undesirable time or price. MLP common unit holders may not elect the general partner or its directors and have limited ability to remove an MLP’s general partner. MLPs may issue additional common units without unit holder approval, which could dilute the ownership interests of investors holding MLP common units. MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. Prices of common units of individual MLPs, like prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. A holder of MLP common units typically would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which would continue after an investor sold its investment in the MLP. The value of an MLP security may decline for reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.
MLPs currently do not pay U.S. federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which could result in a requirement to pay federal income tax on its taxable income and have the effect of reducing the amount of cash available for distribution by the MLP, resulting in a reduction of the value of the common unit holder’s investment. Changes in the laws, regulations or related interpretations relating to the Fund’s investments in MLPs could increase the Fund’s expenses, reduce its cash distributions, negatively impact the value of an investment in an MLP, or otherwise impact the Fund’s ability to implement its investment strategy. Due to the heavy state and federal regulations that an MLP’s assets may be subject to, an MLP’s profitability could be adversely impacted by changes in the regulatory environment.
Generally, the securities markets may move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
Derivatives. The Fund is prohibited from investing in derivatives, excluding certain currency and interest rate hedging transactions. This restriction is not fundamental and may be changed by the Fund without a shareholder vote. If the Fund does determine to invest in derivatives in the future, it will comply with Rule 18f-4 under the 1940 Act.
Additional Non-Principal Investment Strategies and Risks
Settlement Risk. Settlement systems in some markets (especially those of developing countries) are generally less well organized than those of more developed markets. There may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be at risk because of failures or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such a situation, a default by a broker or bank that is processing the transaction may cause the Fund to suffer a loss.
Distressed Companies. The Fund may invest in, or continue to hold, debt or securities issued by distressed companies which are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. A bankruptcy, merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in the debt or securities may not be completed on the terms or within the time frame contemplated, which may result in losses to the Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default and are generally more likely to become worthless than the securities of more financially stable companies.
Borrowing. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The Fund may borrow from banks provided that, immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings. In the event that such asset coverage at any time falls below 300% the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result. Borrowing money to meet redemptions or other purposes would have the effect of temporarily leveraging the Fund’s assets and potentially exposing the Fund to leveraged losses.
Lending Portfolio Securities. The Funds may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Directors. The Funds have engaged State Street Bank and Trust Company (“State Street”) as the Funds’ lending agent pursuant to a written agreement. The Funds will retain a portion of the securities lending income and will remit the remaining portion to State Street as compensation for its services as securities lending agent. As securities lending agent, State Street will screen and select borrowers, monitor the availability of securities, negotiate rebates, daily mark to market the loans, monitor and maintain cash collateral levels, process securities movements, and reinvest cash collateral as directed by the Adviser or as specific in the lending agent agreement.
The Fund may engage in securities lending to earn additional income or to raise cash for liquidity purposes. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. The collateral must consist of cash, bank letters of credit, securities of the U.S. Government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest.
Lending activities are strictly limited as described in the section titled “Investment Restrictions.” Lending money or securities involves the risk that the Fund may suffer a loss if a borrower does not repay a loan when due. To manage this risk the Fund deals only with counterparties it believes to be creditworthy and requires that the counterparty deposit collateral with the Fund.
When it loans securities, the Fund still owns the securities, receives amounts equal to the dividends or interest on loaned securities and is subject to gains or losses on those securities. The Fund also receives one or more of: (i) negotiated loan fees; (ii) interest on securities used as collateral; and/or (iii) interest on any short-term debt instruments purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund also may pay reasonable finder’s, custodian and administrative fees in connection with these loans. The terms of the Fund’s loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any important matter.
As of the most recent fiscal year end:
	Selected American Shares	Selected International Fund
Gross income from securities lending activities (including income from cash collateral reinvestment)	$-	$-
Fees and/or compensation for securities lending activities and related services	$‑	$‑
Fees paid to State Street from a revenue split for their services as securities lending agent	$-	$-
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split paid to State Street	$-	$-
Administrative fees not included in revenue split	$‑	$‑
Indemnification fees not included in revenue split	$‑	$‑
Rebates (paid to borrowers)	$‑	$-
Other fees not included in revenue split (specify)	$‑	$‑
Aggregate fees/compensation for securities lending activities	$-	$-
Net income from securities lending activities	$-	$-
Short Sales. When the Fund believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. If the Fund sells a security short it will either own an off-setting “long position” (an economically equivalent security which is owned) or establish a “Segregated Account” as described in this SAI.
The Fund also may make short sales “against-the-box,” in which it sells short securities it owns. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which results in a “constructive sale,” requiring the Fund to recognize any taxable gain from the transaction.
The Fund has adopted a non-fundamental investment limitation that prevents it from selling any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short. This limitation does not apply to selling short against the box.
When-Issued and Delayed-Delivery Transactions. The Fund can invest in securities on a “when-issued” basis and can purchase or sell securities on a “delayed-delivery” basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists but that are not available for immediate delivery.
When such transactions are negotiated, the price (which generally is expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment.
The Fund may engage in when-issued transactions to secure what the Adviser considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Adviser considers to be advantageous. When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and strategies, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment before settlement. If the Fund chooses to dispose of the right to acquire a when-issued security before its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.
At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund’s net asset value.
In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid securities of any type at least equal in value to the value of the Fund’s purchase commitments until the Fund pays for the investment.
When-issued and delayed-delivery transactions can be used by the Fund as defensive techniques to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the Fund’s digital information systems, networks or devices through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the Fund. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to the Fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render the Fund’s network services unavailable to Fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. While the Fund and its investment adviser have established plans and procedures designed to prevent or reduce the impact of a cybersecurity attack, there is no guarantee that these plans and procedures will be successful. There are inherent limitations in these plans and procedures given the ever changing nature of technology and cybersecurity attack tactics and there is a possibility that certain risks have not been adequately identified or prepared for.
In addition, cybersecurity failures by, or breaches of, the Fund’s third-party service providers (including, but not limited to, the Fund’s investment adviser, transfer agent, custodian and other financial intermediaries) may disrupt the business operations of the service providers and of the Fund, potentially resulting in (i) financial losses; (ii) the inability of Fund shareholders to transact business with the Fund and of the Fund to process transactions; (iii) the inability of the Fund to calculate its net asset value; (iv) violations of applicable privacy and other laws, rules and regulations; (v) regulatory fines and penalties; (vi) reputational damage; (vii) reimbursement or other compensatory costs; and/or (viii) additional compliance costs associated with implementation of any corrective measures. The Fund and its shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the Fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the Fund’s third-party service provider in the future, particularly as the Fund cannot control cybersecurity plans or systems implemented by such service providers.
Securities the Fund invests in are subject to cybersecurity risks in similar ways to the Fund. A cybersecurity risk or cybersecurity event may cause the Fund’s investments in such issuers to lose value. In extreme cases, a risk or event could cause the issuer to cease business.
Segregated Accounts. A number of the Fund’s potential non-principal investment strategies may require it to establish segregated accounts. When the Fund enters into an investment strategy that would result in a “senior security,” as that term is defined in the 1940 Act, the Fund will either: (i) own an off-setting position in securities; or (ii) set aside liquid securities in a segregated account with its custodian bank (or designated in the Fund’s books and records) in the amount prescribed. The Fund will maintain the value of such segregated accounts equal to the prescribed amount by adding or removing additional liquid securities to account for fluctuations in the value of securities held in such accounts. Securities held in a segregated account cannot be sold while the senior security is outstanding, unless they are replaced with qualifying securities and the value of the account is maintained.
A segregated account is not required when the Fund holds securities, options, or futures positions whose value is expected to offset its obligations that would otherwise require a segregated account. The Fund may also use other SEC approved methods to reduce or eliminate the leveraged aspects of senior securities.
Portfolio Transactions
The Adviser is responsible for the placement of portfolio transactions, subject to the supervision of the Funds’ Board of Directors. Following is a summary of the Adviser’s trading policies which are described in Part 2 of its Form ADV. The Adviser is primarily a discretionary investment adviser. Accordingly, the Adviser generally determines the securities and quantities to be bought and sold for each client’s account.
Best Execution. The Adviser follows procedures intended to provide reasonable assurance of best execution. However, there can be no assurance that best execution will in fact be achieved in any given transaction. The Adviser seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. Determining what constitutes best execution is not only quantitative, e.g., the lowest possible transaction cost, but also whether the transaction represents the best qualitative execution. In placing executions and paying brokerage commissions or dealer markups, the Adviser considers, among other factors, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communication and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on the particular security or market in which the transaction is to occur, research, the range and quality of the services made available to clients, and the payment of bona fide client expenses. To the extent that clients direct brokerage, the Adviser cannot be responsible for achieving best execution. The Adviser may place orders for portfolio transactions with broker-dealers who have sold shares of funds which the Adviser serves as adviser or sub-adviser. However, when the Adviser places orders for portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the funds which the Adviser serves as adviser or sub-adviser. The applicability of specific criteria will vary depending on the nature of the transaction, the market in which it is executed and the extent to which it is possible to select from among multiple broker-dealers.
Cross Trades. When the Adviser deems it to be advantageous, the Fund may purchase or sell securities directly from or to another client account which is managed by the Adviser. This may happen due to a variety of circumstances, including situations when the Fund must purchase securities due to holding excess cash and, at the same time, a different client of the Adviser must sell securities in order to increase its cash position. Cross trades are only executed when deemed beneficial to the Fund and the other client, and the Adviser has adopted written procedures to ensure fairness to both parties.
Investment Allocations. The Adviser considers many factors when allocating securities among its clients including the Fund, including, but not limited to, the client’s investment style, applicable restrictions, availability of securities, available cash, anticipated liquidity, and existing holdings. The Adviser employs several portfolio managers, each of whom performs independent research and develops different levels of conviction concerning potential investments. Clients managed by the portfolio manager performing the research may receive priority allocations of limited investment opportunities that are in short supply, including Initial Public Offerings (“IPOs”).
Clients are not assured of participating equally, or at all, in any particular investment opportunity. The nature of a client’s investment style may exclude it from participating in many investment opportunities, even if the client is not strictly precluded from participation based on written investment restrictions. For example: (i) large -cap value clients are unlikely to participate in initial public offerings of small-capitalization companies; (ii) the Adviser may allocate short-term trading opportunities to clients pursuing active trading strategies rather than clients pursuing long-term buy-and-hold strategies; (iii) minimum block sizes may be optimal for liquidity, which may limit the participation of smaller accounts; (iv) it is sometimes impractical for some custodians to deal with securities that are difficult to settle; and (v) private accounts and managed money/wrap accounts generally do not participate in direct purchases of foreign securities, but may participate in depositary receipts consisting of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).
The Adviser attempts to allocate limited investment opportunities, including IPOs, among clients in a manner that is fair and equitable when viewed over a considerable period of time and involving many allocations. Generally, the Adviser allocates investments to clients utilizing a pro rata methodology. When the Adviser is limited in the amount of a particular security it can purchase, due to a limited supply, limited liquidity, or other reason, the Adviser may allocate the limited investment opportunity to a subset of eligible clients.
The Adviser serves as investment adviser for a number of clients and may deal with conflicts of interest when allocating investment opportunities among its various clients. For example: (i) the Adviser receives different advisory fees from different clients; (ii) the performance records of some clients are more public than the performance records of other clients; and (iii) the Adviser and its affiliates, owners, officers and employees have invested substantial amounts of their own capital in some client accounts (notably the Davis Funds, Selected Funds, and Clipper Fund), but do not invest their own capital in every client’s account. The majority of the Adviser’s clients pursue specific investment strategies, many of which are similar. The Adviser expects that, over long periods of time, most clients pursuing similar investment strategies should experience similar, but not identical, investment performance. Many factors affect investment performance, including but not limited to: (i) the timing of cash deposits and withdrawals to and from an account; (ii) the fact that the Adviser may not purchase or sell a given security on behalf of all clients pursuing similar strategies; (iii) price and timing differences when buying or selling securities; and (iv) the clients’ own different investment restrictions. The Adviser’s trading policies are designed to minimize possible conflicts of interest in trading for its clients.
Limitations on Aggregate Investments in a Single Company. The Adviser’s policy is not to invest for the purpose of exercising control or management of other companies. In extraordinary circumstances the Adviser may seek to influence management. In such an event appropriate government and regulatory filings would be made.
Federal and state laws, as well as company documents (sometimes referred to as “poison pills”) may limit the percentage of a company’s outstanding shares which may be purchased or owned by the Adviser’s clients. This is especially true in heavily regulated industries such as insurance, banking, and real estate investment trusts. Unless it can obtain an exception, the Adviser will not make additional purchases of these companies for its clients if, as a result of such purchase, shares in excess of the applicable investment limitation (for example, 9.9% of outstanding voting shares) would be held by its clients in the aggregate.
Order Priority. The Adviser’s trading desk prioritizes incoming orders of similar purchases and sales of securities between institutional and managed money/wrap account orders. The Adviser’s trading desk typically executes orders for institutional clients, including investment companies, institutional private accounts, sub-advised accounts and others. Managed money/wrap account program sponsors typically execute orders for managed money/wrap accounts.
The Adviser’s trading desk attempts to coordinate the timing of orders with a trade rotation to prevent the Adviser from “bidding against itself” on orders. Generally, a block trade representing a portion of the total trade is placed first for institutional and private accounts. Once this trade is completed, the Adviser places orders for wrap accounts, one sponsor at a time. Sponsors of certain model portfolios will execute trades for their clients. These model portfolio Sponsors are included as a part of the wrap account trade rotation. If the Adviser has not received a response from a model portfolio Sponsor within a reasonable period of time the Adviser will resume through the trade rotation. If this occurs it is possible that the model portfolio Sponsor and the Adviser will be executing similar trades for discretionary clients. The trading concludes with another block transaction for institutional and private accounts. The trading desk follows procedures intended to provide reasonable assurance that no clients are disadvantaged by this trade rotation; and the compliance department monitors execution quality. However, there can be no assurance that best execution will in fact be achieved in any given transaction.
Pattern Accounts. The Adviser serves as investment adviser for a number of clients which are patterned after model portfolios or designated mutual funds managed by the Adviser. For example, a client pursuing the Adviser’s large-cap value strategy may be patterned after Davis New York Venture Fund. A client patterned after Davis New York Venture Fund will usually have all of its trading (other than trading reflecting cash flows due to client deposits or withdrawals) aggregated with that of Davis New York Venture Fund. In unusual circumstances, the Adviser may not purchase or sell a given security on behalf of all clients (even clients managed in a similar style), and it may not execute a purchase of securities or a sale of securities for all participating clients at the same time.
Orders for accounts which are not patterned after model portfolios or designated mutual funds are generally executed in the order received by the trading desk, with the following exceptions: (i) the execution of orders for clients that have directed that particular brokers be used may be delayed until the orders which do not direct a particular broker have been filled; (ii) the execution of orders may be delayed when the client (or responsible portfolio manager) requests such delay due to market conditions in the security to be purchased or sold; and (iii) the execution of orders which are to be bunched or aggregated.
Aggregated Trades. Generally, the Adviser’s equity portfolio managers communicate investment decisions to a centralized equity trading desk, while fixed income portfolio managers normally place their transactions themselves. The Adviser frequently follows the practice of aggregating orders of various institutional clients for execution, if the Adviser believes that this will result in the best net price and most favorable execution. In some instances, aggregating trades could adversely affect a given client. However, the Adviser believes that aggregating trades generally benefits clients because larger orders tend to have lower execution costs, and the Adviser’s clients do not compete with one another trading in the market. Directed brokerage trades in a particular security are typically executed separately from, and possibly after, the Adviser’s other client trades.
In general, all of the Adviser’s clients (excluding clients who are directing brokerage and managed account/wrap programs) seeking to purchase or sell a given security at approximately the same time will be aggregated into a single order or series of orders. When an aggregated order is filled, all participating clients receive the price at which the order was executed. If, at a later time, the participating clients wish to purchase or sell additional shares of the same security, or if additional clients seek to purchase or sell the same security, then the Adviser will issue a new order and the clients participating in the new order will receive the price at which the new order was executed.
In the event that an aggregated order is not entirely filled, the Adviser will allocate the purchases or sales among participating clients in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients. Generally, partially-filled orders are allocated pro rata based on the initial order submitted by each participating client.
In accordance with the various managed account/wrap programs in which the Adviser participates, the Adviser typically directs all trading to the applicable program sponsor unless, in the Adviser’s reasonable discretion, doing so would adversely affect the client. Clients typically pay no commissions on trades executed through program sponsors. In the event that an order to the sponsor of a managed account/wrap program is not entirely filled, the Adviser will allocate the purchases or sales among the clients of that sponsor in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients. Generally, partially-filled orders are allocated among the particular sponsor’s participating clients on a random basis that is anticipated to be equitable over time.
Trading Error Correction. In the course of managing client accounts, it is possible that trading errors will occur from time to time. The Adviser has adopted Trading Error Correction Policies & Procedures which, when the Adviser is at fault, seek to place a client’s account in the same position it would have been had there been no error. The Adviser retains flexibility in attempting to place a client’s account in the same position it would have been had there been no error. The Adviser attempts to treat all material errors uniformly, regardless of whether they would result in a profit or loss to the client. For example, the Adviser may purchase securities from a client account at cost if they were acquired due to a trading error. If more than one trading error, or a series of trading errors, is discovered in a client account, then gains and losses on the erroneous trades may be netted.
Research Paid for with Commissions (“Soft Dollars”). The Adviser does not use client commissions, “soft dollars,” to pay for: (i) computer hardware or software, or other electronic communications facilities; (ii) publications, both paper based or electronic, that are available to the general public; and (iii) research reports that are created by parties other than the broker-dealers providing trade execution, clearing and/or settlement services to the Adviser’s clients. If the Adviser determines to purchase such services, it pays for them using its own resources.
The Adviser may receive research that is bundled with the trade execution, clearing and/or settlement services provided by a particular broker-dealer. The Adviser may take into account the products and services, as well as the execution capacity, of a brokerage firm in selecting brokers. Thus, transactions may be directed to a brokerage firm that provides: (i) important information concerning a company; (ii) introductions to key company officers; (iii) industry and company conferences; and (iv) other value added research services. The Adviser may have an incentive to select or recommend a broker-dealer based on its interest in continuing to receive these value added research or services that the Adviser believes are useful in its investment decision-making process, but only when, in the Adviser’s judgment, the broker-dealer is capable of providing best execution for that transaction. If the Adviser were to direct brokerage to a firm providing these value added services, the Adviser may receive a benefit as it may not have to pay for the services it has received.
Research or other services obtained in this manner may be used in servicing the Adviser’s other accounts, including in connection with other Adviser client accounts other than those that pay commissions to the broker. Such products and services may disproportionately benefit other Adviser client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other Adviser client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account.
The Adviser follows the concepts of Section 28(e) of the Securities Exchange Act of 1934. Subject to the criteria of Section 28(e), the Adviser may pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transactions, in recognition of the value of the brokerage and research services provided by or through the broker. The Adviser’s Head Trader exercises his professional judgment to determine which brokerage firm is best suited to execute any given portfolio transaction. This includes transactions executed through brokerage firms which provide the services listed above. The Adviser does not attempt to allocate soft dollar benefits to client accounts proportionately to the commissions which the accounts pay to brokerage firms which provide research services. The Adviser believes it is important to its investment decision-making to have access to independent research.
Exceptions. There are occasions when the Adviser varies the trading procedures and considerations described above. The Adviser exercises its best judgment in determining whether clients should execute portfolio transactions simultaneously with, prior to, or subsequent to the model portfolio or designated mutual fund that they are patterned after. The factors that the Adviser considers in exercising its judgment include, but are not limited to, the need for confidentiality of the purchase or sale, market liquidity of the securities in issue, the particular events or circumstances that prompt the purchase or sale of the securities, and operational efficiencies. Even when transactions are executed on the same day, clients may not receive the same price as the model portfolios or designated mutual funds they are patterned after. If the transactions are not aggregated, such prices may be better or worse.
Portfolio Turnover. Because the Funds’ portfolios are managed using the Davis Investment Discipline, portfolio turnover is expected to be low. The Funds anticipate that, during normal market conditions, their annual portfolio turnover rate will be less than 100%. However, depending upon market conditions, portfolio turnover rate will vary. At times, it could be high, which could require the payment of larger amounts in brokerage commissions and possibly more taxable distributions.
When the Adviser deems it to be appropriate, a Fund may engage in active and frequent trading to achieve its investment objective. Active trading may include participation in IPOs. Active trading may result in the realization and distribution to shareholders of larger amounts of capital gains compared with a fund with less active trading strategies, which could increase shareholder tax liability. Active trading may also generate larger amounts of short-term capital gains, which are generally taxable as ordinary income when distributed to taxable shareholders. Frequent trading also increases transaction costs which could detract from a Fund’s performance.
Portfolio Commissions
The Funds paid the following brokerage commissions:
Fiscal Year-Ended December 31,	2022	2021	2020
Selected American Shares
Brokerage commissions paid:	$191,122	$512,483	$357,600
Amount paid to brokers providing research:	None	None	None
Amount paid to brokers providing services:	None	None	None
Selected International Fund
Brokerage commissions paid:	$9,801	$49,748	$37,090
Amount paid to brokers providing research:	None	None	None
Amount paid to brokers providing services:	None	None	None
Investments in Certain Broker-Dealers. As of December 31, 2022, the Funds owned the following securities (excluding repurchase agreements) issued by any of its regular brokers and dealers. The Funds’ regular brokers and dealers are the ten brokers or dealers receiving the greatest amount of commissions from the Funds’ portfolio transactions during the most recent fiscal year, the ten brokers or dealers engaging in the largest amount of principal transactions during the most recent fiscal year, and the ten brokers or dealers that sold the largest amount of Fund shares during the most recent fiscal year. As of the most recent fiscal year-ended December 31, 2022, the Funds owned securities (excluding repurchase agreements) issued by the following broker dealers:
Fund	Broker-Dealer	Value
Selected American Shares	Wells Fargo & Co.	$116,315,169
	JPMorgan Chase & Co.	$58,685,647
Selected International Fund	None
Investment Restrictions
The Funds follow investment strategies developed in accordance with their investment objectives, policies and restrictions described in their prospectus and this SAI.
The Funds have adopted the fundamental investment policies set forth below, which may not be changed without shareholder approval. Where necessary, an explanation following a fundamental policy describes the Funds’ practices with respect to that policy, as permitted by governing rules, regulations, and interpretations. If the governing rules, regulations, and/or interpretations change, the Funds’ investment practices may change without a shareholder vote.
The fundamental investment restrictions set forth below may not be changed without the approval of the lesser of: (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such company.
Except for the fundamental investment policies regarding illiquid securities and borrowing, all percentage restrictions apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets. All references to the assets of a Fund are in terms of current market value.
◾	Diversification. The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.
Further Explanation of Diversification Policy. To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
◾	Concentration. The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries.
Further Explanation of Concentration Policy. The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities). The Fund generally uses the Global Industry Classification Standard (“GICS”) as developed by Morgan Stanley Capital International and Standard & Poor’s Corporation to determine industry classification. GICS presents industry classification as a series of levels (i.e., sector, industry group, industry, and sub-industry). For purposes of measuring concentration, the Fund generally classifies companies at the “industry group” or “industry” level. However, further analysis may lead the Adviser to classify companies at the sub-industry level. The Adviser will only measure concentration at the sub-industry level when it believes that the various sub-industries in question can reasonably be expected to be impacted differently to a material extent by future economic events. For example, in the “Insurance” industry, the Adviser believes that the sub-industries (insurance brokers, life & health insurance, multi-line insurance, property & casualty insurance, and reinsurance) can reasonably be expected to be impacted differently to a material extent by future economic events such as natural disasters, global politics, inflation, unemployment, technology, etc. In addition, the Adviser may reclassify a company into an entirely different sector if it believes that the GICS classification on a specific company does not accurately describe the company.
◾	Issuing Senior Securities. The Fund may not issue senior securities, except as permitted under applicable law, including the 1940 Act and published SEC staff positions.
Further Explanation of Issuing Senior Securities. The Fund may not issue senior securities, except as provided by the 1940 Act and any rules, regulations, orders or letters issued thereunder. This limitation does not apply to selling short against the box. See the non-fundamental restriction further limiting short selling below. The 1940 Act defines a “Senior Security” as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payments of dividends.
◾	Borrowing. The Fund may not borrow money, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.
Further Explanation of Borrowing Policy. The Fund may borrow from banks provided that, immediately thereafter the Fund has 300% asset coverage for all borrowings. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible, normally within three business days, although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.
◾	Underwriting. The Fund may not underwrite securities of other issuers except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.
Further Explanation of Underwriting Policy. The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.
◾
Investments in Commodities and Real Estate. The Fund may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Policy Restricting Investments in Commodities and Real Estate. The Fund may purchase or sell financial futures contracts, options on financial futures contracts, currency contracts and options on currency contracts as described in its prospectus and SAI. The Fund may not purchase or sell real estate, except that the Fund may invest in securities that are directly or indirectly secured by real estate or issued by issuers that invest in real estate.
◾	Making Loans. The Fund may not make loans to other persons, except as allowed by applicable law, including the 1940 Act and published SEC staff positions.
Further Explanation of Lending Policy. The acquisition of investment securities or other investment instruments, entering into repurchase agreements, leaving cash on deposit with the Fund’s custodian, and similar actions are not deemed to be the making of a loan.
To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions that the Adviser believes to be creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, typically U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. The Fund is still subject to gains or losses due to changes in the market value of securities that it has lent.
When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or U.S. Government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.
◾	Investment Objectives. Selected American Shares’ investment objective is to achieve both capital growth and income. Selected International Fund’ investment objective is capital growth.
Non-Fundamental Investment Policies
The Funds have adopted and will follow the non-fundamental investment policies set forth below, which may be changed by the Funds’ Board of Directors without the approval of the Funds’ shareholders.
◾
Illiquid Securities. The Fund will not purchase or hold illiquid securities if more than 15% of the value of the Fund’s net assets would be invested in such securities. If illiquid securities exceeded 15% of the value of the Fund’s net assets, the Adviser would attempt to reduce the Fund’s investment in illiquid securities in an orderly fashion.

◾
High-Yield, High-Risk Securities. The Fund will not purchase debt securities rated BB or Ba or lower (sometimes referred to as “Junk Bonds”) if the securities are in default at the time of purchase or if such purchase would then cause more than 20% of the Fund’s net assets to be invested in such lower-rated securities.

◾
Short Selling. The Fund will not sell any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short. This limitation does not apply to selling short against the box.

◾	Investing for Control. The Fund does not invest for the purpose of exercising control or management of other companies.
◾
Mortgage, Pledge, Lend or Hypothecate Assets. The Fund will not mortgage, pledge, lend or hypothecate more than 33 1/3% of its total assets, taken at market value in securities lending or other activities.

◾
Name Policy (Selected American Shares). Under normal circumstances Selected American Shares will invest at least 80% of net assets, plus any borrowing for investment purposes, in securities issued by American companies (including both North and South America). Selected American Shares will comply with the Name Policy as of the time an investment is made. If at some point the Fund no longer meets the 80% test (e.g., due to market value changes), it would not be required to sell assets, although any future investments would need to be made in a manner that tends to bring the Fund back into compliance. In addition, because the 80% test applies under “normal circumstances,” the Fund could depart from the 80% requirement to take temporary defensive positions or due to other unusual events (e.g., large in-flows or redemptions).

Selected American Shares will provide the Fund’s shareholders with at least 60 days’ prior notice before changing its Name Policy such that it would invest, under normal circumstances, less than 80% of its net assets plus any borrowing for investment purposes in American companies.

Section II:
The Fund and Key Persons
This SAI should be read in conjunction with, and supplements the information available in, the Funds’ prospectus.
Organization of the Funds
The Funds. Each Selected Fund is an open-end, diversified management investment company registered under the 1940 Act. Selected American Shares, Inc., organized in 1933, and Selected International Fund, Inc., organized in 1939, are Maryland corporations which issue common stock. Each of these legal entities are series investment companies which may issue multiple series, each of which would represent an interest in its separate portfolio. The Board of Directors may increase the number of Selected Funds in the future and may, at any time, discontinue offering shares of any Fund to the public.
Fund Shares. Each Fund may issue shares in different classes. The Fund’s shares currently are divided into two classes of shares: S and D. The Board of Directors may offer additional series or classes in the future and may at any time discontinue the offering of any series or class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights. Each of the Funds’ shares represent an interest in the assets of the series issuing the share and have identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that: (i) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class; (ii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan that pertain to a particular class; and (iii) other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Due to the differing expenses of the classes, dividends are likely to be lower for Class S shares than for Class D shares.
Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted on unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.
In accordance with applicable Maryland law and the Funds’ bylaws, the Funds do not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the 1940 Act or when otherwise called for special purposes. Special shareholder meetings may be called on the written request of shareholders of at least 25% of the outstanding vote that could be cast at the meeting. The Funds will provide assistance in calling and holding such special meetings, to the extent required by Maryland statutes or SEC rules and regulations then in effect.
In the opinion of the staff of the Securities and Exchange Commission, the use of this combined prospectus may make each Fund liable for any misstatement or omission in this prospectus regardless of the particular Fund to which it pertains.
Directors and Officers
Each of the directors and officers holds identical offices with each of the Selected Funds (two registrants, a total of two separate series): Selected American Shares, Inc. and Selected International Fund, Inc. As indicated below, certain directors and officers also may hold similar positions with Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc. (collectively the “Davis Funds”), Clipper Funds Trust and Davis Fundamental ETF Trust, all funds that are managed by the Adviser.
The Fund’s Board of Directors supervises the business and management of the Funds. The Board establishes the Funds’ policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Fund, the Adviser, and certain other service providers. The Board approves all significant agreements between the Funds and those companies that furnish services to the Funds. Directors are elected and serve until their successors are elected and qualified. Information about the Directors, including their business addresses, dates of birth, principal occupations during the past five years, and other current Directorships of publicly traded companies or funds, are set forth in the table below.
The Board has appointed an Independent Director as Chair. The Chairman presides at meetings of the Directors and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chair may act as a liaison with the Funds’ management, officers, attorneys, and other Directors generally between meetings. The Chair may perform such other functions as may be requested by the Board from time to time. The Board has designated a number of standing committees as further described below, each of which has a Chair. The Board also may designate working groups or ad hoc committees as it deems appropriate.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Directors and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Directors is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.
Directors
For the purposes of their service as Directors to the Selected Funds, the business address for each of the Directors is: 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until retirement, resignation, death or removal. After turning 75, each Director will be annually reviewed by the Independent Directors, and a majority of the Independent Directors (with such Director abstaining) may request such Director’s resignation as of the last business day of the year. Subject to further exceptions and exemptions that may be granted by the Independent Directors, Directors must retire from the Board and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age 80.
Name, Date of Birth, Position(s) Held with Fund, Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships Held by Director During the Past 5 Years
Independent Directors:
Francisco Borges (11/17/51) Director since 2006	Partner and Co-Head, Ares Management Corp. (global alternative investment manager) since 2021; Chairman and Managing Partner, Landmark Partners, LLC (private equity firm) until 2021.	3
Chairman and Trustee, John S. and James L. Knight Foundation; Chairman/Director, Assured Guaranty Ltd. (financial guaranty insurance business); Trustee, Millbrook School; Director, Selected Funds (consisting of two portfolios); Director, Hartford HealthCare (healthcare network).

Lawrence Harris (09/16/56) Director since 2015	Fred V. Keenan Chair in Finance of the Marshall School of Business, University of Southern California, Los Angeles, CA.	3	Director, Interactive Brokers Group, Inc.; Trustee, Clipper Funds Trust (consisting of one portfolio).
Katherine MacWilliams (01/19/56) Director since 1997	Retired; Chief Financial Officer, Caridian BCT, Inc. (medical device company).	3	Trustee, Clipper Funds Trust (consisting of one portfolio).
James McMonagle (10/01/44) Chairman since 1997 / Director since 1990	Of Counsel to Vorys, Sater, Seymour and Pease LLP (law firm) since 2002.	3	Chairman/Trustee, Clipper Funds Trust (consisting of one portfolio).
Richard O’Brien (09/12/45) Director since 1996	Retired; Corporate Economist, HP Inc.	3	Trustee, Clipper Funds Trust (consisting of one portfolio).
Interested Directors*:
Andrew Davis (06/25/63) Director since 1998	President or Vice President of each Selected Fund, Clipper Fund and Davis Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Davis Funds (consisting of 13 portfolios); Trustee, Clipper Funds Trust (consisting of one portfolio).
Christopher Davis (07/13/65) Director since 1998	President or Vice President of each Selected Fund, Davis Fund, Davis ETF and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC .	16
Director, Davis Funds (consisting of 13 portfolios); Trustee, Clipper Funds Trust (consisting of one portfolio); Lead Independent Director, Graham Holdings Co. (educational and media company); Director, The Coca-Cola Company (beverage company); Director, Berkshire Hathaway Inc. (financial services).

*          Andrew Davis and Christopher Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew Davis and Christopher Davis are brothers.

Independent Directors’ Compensation
During the fiscal year-ended December 31, 2022, the compensation paid to the Directors who are not considered to be interested persons of the Funds is listed in the table below. The Directors receive no pecuniary retirement benefits accrued as Fund expenses. Interested Directors are not compensated by the Funds.
Independent Directors	Selected American Shares	Selected International Fund	Aggregate Fund Compensation(1)	Total Complex Compensation(2)
Francisco Borges	$54,241	$1,599	$55,840	$89,250
Lawrence Harris	$54,241	$1,599	$55,840	$89,250
Steven Kearsley*	$54,241	$1,599	$55,840	$89,250
Katherine MacWilliams	$61,990	$1,827	$63,817	$102,000
James McMonagle	$103,317	$3,045	$106,362	$170,000
Richard O’Brien	$54,241	$1,599	$55,840	$89,250
(1)	“Aggregate Fund Compensation” is the aggregate compensation paid for service as a director by each of the Selected Funds, i.e., Selected American Shares and Selected International Fund.
(2)
“Total complex compensation” is the aggregate compensation paid for service as a director by all mutual funds with the same investment adviser. There are seven registered investment companies in the complex.

*	Retired as of 12/31/22.
Officers
All Selected Funds officers (including some Interested Directors) hold positions as executive officers with the Adviser and its affiliates, including Davis Selected Advisers, L.P. (Adviser), Davis Selected Advisers–NY, Inc. (sub-adviser), Davis Distributors, LLC (the principal underwriter), Davis Investments, LLC (the sole general partner of the Adviser), and other affiliated companies. The Selected Funds do not pay salaries to any of their officers. Each of the Selected Funds’ officers is elected annually. Selected Funds’ officers serve until reelection or until his or her successor is elected and qualified.
Lisa J. Cohen (born 04/25/89, Selected Funds officer since 2021). Vice President and Secretary of Selected Funds (consisting of two portfolios), Davis Funds (consisting of 13 portfolios), Clipper Funds Trust (consisting of one portfolio) and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P.; and also serves as an executive officer of certain companies affiliated with the Adviser.
Andrew A. Davis (born 06/25/63, Selected Funds officer since 1998). See description in the section on Interested Directors.
Christopher C. Davis (born 07/13/65, Selected Funds officer since 1998). See description in the section on Interested Directors.
Kenneth C. Eich (born 08/14/53, Selected Funds officer since 1997). Executive Vice President and Principal Executive Officer of Selected Funds (consisting of two portfolios), Davis Funds (consisting of 13 portfolios) and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P.; and also serves as an executive officer of certain companies affiliated with the Adviser.
Douglas A. Haines (born 03/04/71, Selected Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of Selected Funds (consisting of two portfolios), Davis Funds (consisting of 13 portfolios), Clipper Funds Trust (consisting of one portfolio) and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.
Michaela McLoughry (born 03/21/81, Selected Funds officer since 2023). Vice President and Chief Compliance Officer of Selected Funds (consisting of two portfolios), Davis Funds (consisting of 13 portfolios), Clipper Funds Trust (consisting of one portfolio) and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P.; and also serves as an executive officer of certain companies affiliated with the Adviser.
Standing Committees of the Board of Directors
Although the Board has general criteria that guide its choice of candidates to serve on the Board, there are no specific required qualifications for Board membership, including with respect to the diversity of candidates for Board membership. Candidates for Board membership nominated by shareholders are not treated differently than candidates nominated from other sources. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Director represent a diversity of experiences and a variety of complementary skills. Each Director has experience as a Director of the Selected Funds. It is the Directors’ belief that this allows the Board, as a whole, to oversee the business of the Funds in a manner consistent with the best interests of the Funds’ shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Directors; qualified candidates will be men or women of proven character and talent who have achieved notable success in their professional careers. The specific talents that the Nominating Committee of the Board seeks in a candidate, depend to a great extent upon the Board of Directors’ needs at the time a vacancy occurs.
The table above provides professional experience of each Director on an individual basis. This disclosure includes the length of time serving the Funds, other directorships held, and their principal occupation during the past five years. With their experience, each of the Directors has become familiar with the Funds’ regulatory and investment matters and have contributed to the Directors’ deliberations. In light of the Funds’ business and structure, the Board believes the experience of each Director is beneficial for overseeing the business of the Funds. Moreover, the Board believes that the different experiences and backgrounds of the Directors are complementary and enhance the Board’s ability to oversee the Funds’ affairs.
Executive Committee. The Selected Funds have an Executive Committee that is comprised entirely of Independent Directors (James McMonagle, Chair; Lawrence Harris; and Katherine MacWilliams). The Executive Committee may exercise all of the authority of the Board of Directors in management of the Selected Funds, subject to limitations imposed by the 1940 Act and relevant State law. The Executive Committee meets as often as deemed appropriate by the Executive Committee. The Executive Committee met one time during the fiscal year-ended December 2022.
Audit Committee. The Selected Funds have an Audit Committee that is comprised entirely of Independent Directors (Katherine MacWilliams, Chair; Francisco Borges; Lawrence Harris; James McMonagle; and Richard O’Brien). The Audit Committee reviews financial statements and other audit-related matters for the Selected Funds. The Audit Committee also holds discussions with management and with the Independent Accountants concerning the scope of the audit and the auditor’s independence. The Audit Committee meets as often as deemed appropriate by the Committee. The Audit Committee met four times during the fiscal year-ended December 2022.
The Board of Directors has determined that Katherine MacWilliams is an independent Fiduciary and Audit Committee Financial Expert pursuant to Section 407 of the Sarbanes-Oxley Act and as defined by Item 3 of Form N-CSR under the Investment Company Act of 1940. In their deliberations, the Board of Directors considered Ms. MacWilliams’ (i) professional experience; (ii) independence as defined in Item 3 of Form N-CSR; and (iii) integrity and absence of disciplinary history.
Nominating Committee. The Selected Funds have a Nominating Committee that is comprised entirely of Independent Directors (Katherine MacWilliams, Chair; and James McMonagle), which meets as often as deemed appropriate by the Nominating Committee. The Funds do not elect Directors annually. Each Director serves until retirement, resignation, death or removal. Each Director serves until retirement, resignation, death or removal. After turning 75, each Director will be annually reviewed by the Independent Directors, and a majority of the Independent Directors (with such Director abstaining) may request such Director’s resignation as of the last business day of the year. Subject to further exceptions and exemptions that may be granted by the Independent Directors, Directors must retire from the Board and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age 80. The Nominating Committee met one time during the fiscal year-ended December 2022.
The Nominating Committee reviews and nominates persons to serve as members of the Board of Directors and reviews and makes recommendations concerning the compensation of the Independent Directors. The Nominating Committee operates under a charter. When the Board of Directors is seeking a candidate to become a Director, it considers qualified candidates received from a variety of sources, including having authority to retain third-parties that may receive compensation related to identifying and evaluating candidates. Shareholders may propose nominees by writing to the Nominating Committee, in care of the Secretary of the Selected Funds, 2949 East Elvira, Suite 101, Tucson, Arizona 85756. The Nominating Committee oversees corporate governance functions, including: (i) review compliance with fund governance standards and other government-related rules under the 1940 Act; (ii) review the committee structure and make recommendations on changes in committees and committee powers; (iii) generally review “best practices” for fund governance and adherence by the Funds with such practices.
Investment Committee. The Selected Funds have an Investment Committee (Richard O’Brien, Chair; Francisco Borges; Andrew Davis; Christopher Davis; and James McMonagle). The Investment Committee reviews the Selected Funds’ investment performance and investment strategies, both on an absolute basis and relative to each Fund’s peer group. The Investment Committee meets as often as deemed appropriate by the Committee. The Investment Committee met four times during the fiscal year-ended December 2022.
Trading and Brokerage Committee. The Selected Funds have a Trading and Brokerage Committee (Lawrence Harris, Chair; Andrew Davis; Christopher Davis; and James McMonagle). The Trading and Brokerage Committee reviews the Selected Funds’ trading and brokerage, both on an absolute basis and relative to each Fund’s peer group. The Trading and Brokerage Committee meets as often as deemed appropriate by the Committee. The Trading and Brokerage Committee met one time during the fiscal year-ended December 2022.
Risk Oversight
As registered investment companies, Selected Funds are subject to a variety of risks, including investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.
Day-to-day management of Selected Funds, including risk management, is the responsibility of the Funds’ contractual service providers, including the Funds’ investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the Funds’ operations, including the processes and associated risks relating to the Funds’ investments, integrity of cash movements, financial reporting, operations and compliance. The Board oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. As part of its overall activities, the Board reviews the management of the Funds’ risk management structure by various departments of the Adviser, including: Portfolio Management, Fund Operations, Legal and Internal Audit, as well as by Selected Funds’ Chief Compliance Officer (“CCO”). The responsibility to manage the Funds’ risk management structure on a day-to-day basis is within the Adviser’s overall investment management responsibilities. The Adviser has its own, independent interest in risk management.
The Board discharges risk oversight as part of its overall activities, with the assistance of its Audit Committee and CCO. In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the Adviser communicate with the Chair of the Board or the Funds’ CCO, who is accountable and reports directly to the Board. Various personnel, including the Funds’ CCO, the Adviser’s management, and other service providers (such as the Funds’ independent accountants) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management.
The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.
The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the annual audits and financial accounting and reporting matters.
The Funds’ CCO assists the Board in overseeing the significant investment policies of the relevant Funds. The CCO monitors these policies. The Board receives and considers the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs. The Board also receives and considers reports from the Funds’ CCO throughout the year. As part of its oversight responsibilities, the Board has approved various compliance policies and procedures.
Each Committee presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board also may discuss particular risks that are not addressed in the Committee process.
Directors’ Fund Holdings
As of December 31, 2022, the Directors had invested the following amounts in all Funds managed by the Adviser. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,001-100,000 and over $100,000:
Independent Directors	Selected American Shares	Selected International Fund	Total Invested In All Funds(2)
Francisco Borges	over $100,000	over $100,000	over $100,000
Lawrence Harris	None	$10,001-$50,000	over $100,000
Katherine MacWilliams	over $100,000	over $100,000	over $100,000
James McMonagle	over $100,000	over $100,000	over $100,000
Richard O'Brien	over $100,000	$50,001-$100,000	over $100,000
Interested Directors(1)	Selected American Shares	Selected International Fund	Total Invested In All Funds(2)
Andrew Davis	None	None	over $100,000
Christopher Davis	over $100,000	over $100,000	over $100,000
(1)	Andrew Davis and Christopher Davis are employed by and own shares in the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940.
(2)
“Total Invested in All Funds” is the aggregate dollar range of investments in all Funds overseen by the individual Director and managed by Davis Selected Advisers, L.P. This includes the Clipper Fund and Selected Funds for all Directors and also the Davis Funds for Andrew Davis and Christopher Davis.

Stock Ownership Guidelines. The Directors consider ownership of Funds in the Fund Complex by Directors to be of utmost importance and believe that such ownership enhances the commitment of the Directors to the Funds’ future and aligns the Directors’ interests with those of the Funds’ shareholders. Therefore, the Directors adopted minimum director stock ownership guidelines. These guidelines require that each Director shall beneficially own and maintain ownership of shares of the Funds with an aggregate value, measured as of December 31 of each year, of at least three times their respective annual retainer (not including any meeting fees or non-recurring compensation) for such year. Interested Directors do not receive director’s fees, but maintain stock ownership positions in the Funds of at least three times the base annual retainer for an Independent Director. Newly elected Independent Directors have three years from the date the Director is first elected on the board of any of the Funds to reach this ownership level. As of December 31, 2022, all of the Funds’ Directors on such date met these suggested stock ownership guidelines.
Independent Directors’ Affiliations and Transactions
None of the Independent Directors (or their immediate family members) own any securities issued by the Selected Funds’ investment adviser, sub-adviser, principal underwriter or any company (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the above listed companies (hereafter referred to as the “Adviser and its affiliates”). Andrew Davis and Christopher Davis own partnership units (directly, indirectly, or both) in the Adviser and are considered to be Interested Directors.
None of the Independent Directors (or their immediate family members) have had any direct or indirect interest, the value of which exceeds $120,000, during the last two calendar years in the Adviser or in the Adviser and its affiliates.
None of the Independent Directors (or their immediate family members) have had any material interest in any transaction, or series of transactions, during the last two years, in which the amount involved exceeds $120,000 and to which any of the following persons was a party: any Selected Fund, an officer of the Selected Funds, or any fund managed by the Adviser or in the Adviser and its affiliates.
None of the Independent Directors (or their immediate family members) have had any direct or indirect relationships during the last two years, in which the amount involved exceeds $120,000 and to which any of the following persons was a party: any Selected Fund, an officer of the Selected Funds, or any fund managed by the Adviser or in the Adviser and its affiliates.
None of the officers of the Adviser and its affiliates have served during the last two years on the board of directors of a company where any Director of the Fund (or any of the Directors’ immediate family members) served as an officer.
Certain Shareholders of the Funds
As of April 3, 2023, the Fund’s Directors and Officers, as a group, owned the following percentages of each of the Funds:
	Class S	Class D
Selected American Shares	*	2%
Selected International Fund	*	6%
*	Indicates that officers and directors as a group owned less than 1% of the outstanding shares of the indicated Funds.
The following table sets forth, as of April 3, 2023, the name and holdings of each person known by the Funds to be a record owner of more than 5% of the outstanding shares of any of the Funds. Other than as indicated below, the Funds are not aware of any shareholder who beneficially owns more than 25% of the Funds’ total outstanding shares. Shareholders owning a significant percentage of the Funds’ shares do not affect the voting rights of other shareholders.
Class of Shares	Name and Address of Shareholders Owning More Than 5% of Fund	Percent of Class Outstanding
Selected American Shares Class S Shares	Charles Schwab & Co. Inc. San Francisco, CA	28.51%

	FBSICO - National Financial Services Jersey City, NJ	25.67%

	TD Ameritrade Inc. Omaha, NE	10.48%

Selected American Shares Class D Shares	Charles Schwab & Co. Inc. San Francisco, CA	9.11%

	Bill & Melinda Gates - Foundation Trust Kirkland, WA	7.76%

	FBSICO - National Financial Services Jersey City, NJ	5.66%

Selected International Fund Class S Shares	Charles Schwab & Co. Inc. San Francisco, CA	32.25%

	FBSICO - National Financial Services Jersey City, NJ	12.36%

	TD Ameritrade Inc. Omaha, NE	5.22%

Selected International Fund Class D Shares	Davis Selected Advisers, L.P. Tucson, AZ	34.97%

Investment Advisory Services
Davis Selected Advisers, L.P. and Davis Selected Advisers–NY, Inc. Davis Selected Advisers, L.P. (the “Adviser”), whose principal office is at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756, serves as investment adviser for Davis New York Venture Fund, Inc., Davis Series, Inc. and Davis Variable Account Fund, Inc. (collectively the “Davis Funds”); Davis Fundamental ETF Trust (collectively the “Davis ETFs”); Selected American Shares, Inc. and Selected International Fund, Inc. (collectively the “Selected Funds”); and Clipper Funds Trust. The Adviser also provides advisory or sub-advisory services to other parties including other registered investment companies, private accounts, offshore funds, and managed money/wrap accounts. Davis Investments, LLC, an entity controlled by Christopher Davis, is the Adviser’s sole general partner. Christopher Davis is Chairman of the Adviser and, as the sole member of the general partner, controls the Adviser. Davis Distributors, LLC (the “Distributor”), a subsidiary of the Adviser, serves as the distributor or principal underwriter of the Funds that the Adviser administers, including Davis Funds, Selected Funds, Clipper Fund and offshore funds. Davis Selected Advisers–NY, Inc. (“Sub-Adviser”), a wholly owned subsidiary of the Adviser, performs investment management, research and other services for the Selected Funds on behalf of the Adviser under sub-advisory agreements with the Adviser.
Advisory Agreement with Davis Selected Advisers, L.P. and Sub-Advisory Agreement with Davis Selected Advisers–NY, Inc. Pursuant to Advisory Agreements, each Selected Fund pays the Adviser a fee according to the following fee schedule.
Selected American Shares pays advisory fees based upon the following schedule:
Annual Rate	Value of Average Daily Net Assets of the Fund During the Month
0.55% of	First $3 billion
0.54% of	Next $1 billion
0.53% of	Next $1 billion
0.52% of	Next $1 billion
0.51% of	Next $1 billion
0.50% of	Next $3 billion
0.485% of	Over $10 billion
Fee expressed as a percentage of average net assets.
Selected International Fund pays the Adviser a flat advisory fee at an annual rate of 0.55% of net assets.
Expense Cap (Selected International Fund). The Adviser is contractually committed to waive fees and/or reimburse the Fund’s expenses to the extent necessary to cap total annual fund operating expenses (Class S shares, 1.05%; Class D shares, 0.80%) until May 1, 2024. After that date, there is no assurance that the Adviser will continue to cap expenses.
The Funds paid the following aggregate advisory fees to the Adviser:
Fiscal Year-Ended December 31,	2022	2021	2020
Selected American Shares	$8,837,589	$11,336,603	$9,145,030
Selected International Fund	$258,063	$423,319	$367,697
In accordance with the provisions of the 1940 Act, the Advisory Agreement and Sub-Advisory Agreement will terminate automatically on assignment and are subject to cancellation on 60 days’ written notice by the Board of Directors, the vote of the holders of a majority of the Funds’ outstanding shares or the Adviser. The continuance of the Advisory Agreement and Sub-Advisory Agreement must be approved, at least annually, by the Funds’ Board of Directors or by the vote of holders of a majority of the outstanding shares of the Funds. In addition, any new agreement, or the continuation of the existing agreement, must be approved by a majority of Directors who are not parties to the agreements or interested persons of any such party. The Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Fund, which are discussed above under “Portfolio Transactions.”
The Adviser has entered into a Sub-Advisory Agreement with its wholly owned subsidiary, Davis Selected Advisers–NY, Inc., where the Sub-Adviser performs research and other services on behalf of the Adviser. Under the Agreement, the Adviser pays all of the Sub-Adviser’s direct and indirect costs of operation. All of the fees paid to the Sub-Adviser are paid by the Adviser and not the Funds.
Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Funds’ Board of Directors, provides management and investment advice and furnishes statistical, executive and clerical personnel, bookkeeping, office space and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as requested by the Board of Directors of the Funds. The Funds bear all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transactions and accounting matters related to its custodian bank, transfer agency, custodial and investor services, and qualification of its shares under federal and state securities laws. The Funds reimburse the Adviser for providing certain services, including accounting and administrative services, and investor services. Such reimbursements are detailed below:
Fiscal Year-Ended December 31,	2022	2021	2020
Selected American Shares	$160,780	$175,194	$158,647
Selected International Fund	$14,331	$15,729	$13,939
Approval of the Advisory and Sub-Advisory Agreements. The Board of Directors is scheduled to meet four times a year. The Directors believe that matters bearing on the Advisory and Sub-Advisory Agreements are considered at most, if not all, of their meetings. The Independent Directors are advised by independent legal counsel selected by the Independent Directors. A discussion of the Directors’ considerations in the annual approval of Advisory and Sub-Advisory Agreements is included in the Funds’ next annual or semi-annual report following the annual approval.
Unique Nature of Each Fund. The Adviser may serve as the investment adviser or sub-adviser to other funds that have investment objectives and principal investment strategies similar to those of the Selected Funds. While the Selected Funds may have many similarities to these other funds, the investment performance of each fund will be different due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.
Code of Ethics. The Adviser, Sub-Adviser, Distributor and the Selected Funds have adopted a Code of Ethics meeting the requirements of Rule 17j-1 under the 1940 Act that regulate the personal securities transactions of the Adviser’s investment personnel, other employees and affiliates with access to information regarding securities transactions of the Selected Funds. Such employees may invest in securities, including securities that may be purchased or held by the Selected Funds. A copy of the Code of Ethics is on public file with, and available from, the SEC.
Continuing Regulation. The Adviser, like most other asset managers, is subject to ongoing inquiries from the SEC and/or the Financial Industry Regulatory Authority (“FINRA”) regarding industry practices.
Proxy Voting Policies and Record. The Board of Directors has directed the Adviser to vote the Funds’ portfolio securities in conformance with the Adviser’s Proxy Voting Policies and Procedures. These policies and procedures are summarized in Appendix C. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website, www.selectedfunds.com, or by calling Selected Funds’ Investor Services at 1-800-243-1575. It is also available or on the Commission’s website (www.sec.gov).
Portfolio Managers
Selected American Shares. The Portfolio Managers of Selected American Shares are Christopher Davis and Danton Goei. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.
Selected International Fund. Danton Goei is primarily responsible for the day-to-day management of the Fund’s portfolio. In addition, a limited portion of the Fund’s assets may be managed by Davis Advisors’ Research Analysts, subject to review by the Fund’s Portfolio Manager.
Accounts Managed as of December 31, 2022
Portfolio Managers	Dollar Range of Fund Shares Owned(1)	Number of other RICs(3) for which portfolio manager is a manager	Assets(2) in other RICs for which portfolio manager is a manager (in millions)	Number of OPIV(4)	Assets(2) in OPIV(4) in millions	Number of OA(5)	Assets in OA(5) in millions
Selected American Shares
Christopher Davis	Over $1 million	10	$8,644.4	2	$336.6	37	$6,324.7
Danton Goei	Over $1 million	10	$8,306.6	4	$543.1	35	$6,131.8
Selected International Fund
Danton Goei	Over $1 million	10	$9,665.1	4	$543.1	35	$6,131.8
(1)	Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1 million; over $1 million
(2)
“Assets” means total assets managed by the portfolio manager. Some or all of these assets may be co-managed with another portfolio manager who will also be credited with managing the same assets. The sum of assets managed by Davis Advisors’ portfolio managers may exceed the total assets managed by Davis Advisors.

(3)	“RIC” means Registered Investment Company.
(4)	“OPIV” means Other Pooled Investment Vehicles.
(5)	“OA” means Other Accounts. These accounts are primarily private accounts and sponsors of managed money/wrap accounts.
Structure of Compensation
Christopher Davis’ compensation for services provided to the Adviser consists of a base salary. The Adviser’s portfolio managers are provided benefits packages including life insurance, health insurance, and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.
Danton Goei’s compensation for services provided to the Adviser consists of: (i) a base salary; (ii) an annual discretionary bonus; (iii) awards of equity (“Units”) in Davis Selected Advisers, L.P., including Units and/or phantom Units; (iv) an incentive plan whereby the Adviser purchases shares in certain mutual funds managed by the Adviser, which vest based on the passage of time provided that the Portfolio Manager is still employed by the Adviser; and (v) an incentive plan whereby the Adviser purchases shares in selected mutual funds managed by the Adviser. In the case of fund shares purchased as described above in (v), at the end of specified periods, generally five-years following the date of purchase, some, all or none of the Fund shares will be registered in the employee’s name based on Fund performance, after expenses on a pre-tax basis, versus the Fund’s benchmark index, as described in the Fund’s prospectus or, in limited cases, based on performance ranking among established peer groups. The Adviser does not purchase incentive shares in every fund these portfolio managers manage or assist on. In limited cases, such incentive compensation is tied on a memorandum basis to the performance of the portion of the Fund (“sleeve”) managed by the analyst versus the Fund’s benchmark. The Adviser’s portfolio managers are provided benefits packages including life insurance, health insurance, and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.
Potential Conflicts of Interest
Potential conflicts of interest may arise in connection with the management of multiple accounts, including potential conflicts of interest related to the knowledge and timing of the Funds’ trades, investment opportunities, broker selection and Fund investments. Portfolio managers and other investment professionals may be privy to the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that Portfolio Managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund. It is possible that an investment opportunity may be suitable for both a Fund and other accounts managed by portfolio managers, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. Management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers. For example, many of Davis Advisors’ portfolio managers focus on a small set of model accounts with similar accounts being managed by investing in the same securities and using the same investment weightings that are used in connection with the management of the model accounts.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. Large clients may generate more revenue for the Adviser than do smaller accounts. Accounts which pay higher management fees usually generate more revenue than accounts of the same size paying lower management fees. A portfolio manager may be faced with a conflict of interest when allocating limited investment opportunities given the benefit to the Adviser of favoring accounts that pay a higher fee or generate more income for the Adviser. To deal with these situations, the Adviser has adopted procedures for allocating limited investment opportunities across multiple accounts.
With respect to securities transactions for the portfolios, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.
Substantial investment of the Adviser or Davis Family assets in certain mutual funds may lead to conflicts of interest. A portion of a portfolio manager’s compensation may include awards of equity in Davis Advisors. A portfolio manager may face a conflict of interest given that the Adviser is more heavily invested in some funds than in other funds. A portion of the portfolio manager’s compensation may also include an incentive plan whereby the Adviser purchases shares in certain funds managed by Davis Advisors. A portfolio manager may face a conflict of interest given that his long-term compensation may be more heavily determined by the performance of one fund, or portion of a fund, than by another fund which he also manages. To mitigate these potential conflicts of interest, the Adviser has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive based fee on any account.
Davis Advisors expects that, over long periods of time, most clients pursuing similar investment strategies should experience similar, but not identical, investment performance. Many factors affect investment performance, including, but not limited to: (i) the timing of cash deposits and withdrawals to and from an account; (ii) the possibility that Davis Advisors may not purchase or sell a given security on behalf of all clients pursuing similar strategies; (iii) price and timing differences when buying or selling securities; and (iv) clients pursuing similar investment strategies but imposing different investment restrictions. Davis Advisors has adopted written trading policies designed to minimize possible conflicts of interest in trading for its clients.
Conflicts of interest may also arise regarding proxy voting. Davis Advisors has adopted written proxy voting policies designed to minimize possible conflicts of interest when voting proxies on behalf of its clients.
Certain Portfolio Managers may serve on the board(s) of public companies where they, from time to time, may have access to material, non-public information (“MNPI”). Davis Advisors has instituted policies and procedures to ensure that these Portfolio Managers will not be able to utilize MNPI for their own benefit or for any of the accounts they manage.
Disclosure of Portfolio Holdings
Portfolio Holdings Information is Protected. Information about the Funds’ portfolio holdings is proprietary information which the Adviser is committed to protecting. Selected Funds have adopted procedures reasonably designed to ensure that portfolio holdings information is not released on a selective basis except to qualified persons rendering services to the Fund which require that those persons receive information concerning the Funds’ portfolio holdings. Neither the Fund nor the Adviser receives compensation with respect to the disclosure of portfolio holdings.
Public Disclosure of Portfolio Holdings. Information about the Fund’s portfolio holdings that has previously been made public may be freely disclosed. Information about portfolio holdings may become “public” by (i) publication on the Selected Funds’ website; (ii) quarterly filings with the SEC on Form N-CSR or Form N-Port; or (iii) other publication determined by the Adviser’s Chief Legal Officer or his designee, in writing stating his rationale, to be public. The publicly disclosed portfolio may exclude certain securities when allowed by applicable regulations and deemed to be in the best interest of a fund.
Selected Funds generally publish their portfolio holdings on Selected Funds’ website (www.selectedfunds.com) as of the end of each fiscal quarter with a 60-day lag. Selected Funds’ Executive Vice President, or his designee, currently the Fund’s Chief Compliance Officer, may authorize publication of portfolio holdings on a more frequent basis.
The Adviser manages other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to certain Selected Funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds’ portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings and may not be subject to the Funds’ portfolio holdings disclosure policies.
Statistical Information. The Funds’ portfolio holdings procedures do not prevent the release of aggregate, composite or descriptive information that, in the opinion of the Fund’s Chief Compliance Officer or her designee, does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading that may be detrimental to the Fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (i) descriptions of allocations among asset classes, regions, countries or industries/sectors; (ii) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (iii) performance attributions by industry, sector or country; or (iv) aggregated risk statistics.
Release of Non-Public Portfolio Holdings Information. Selected Funds or the Adviser may disclose non-public information about the Fund’s portfolio holdings to third-parties in a number of situations, including the following: (i) disclosure of specific securities (not a material portion of the entire portfolio) to broker-dealers in connection with the purchase or sale by the Fund of such securities; (ii) requests for price quotations on specific securities (not a material portion of the entire portfolio) from broker-dealers for the purpose of enabling the Fund’s service providers to calculate the Fund’s net asset value; (iii) requests for bids on one or more securities; (iv) disclosures in connection with litigation involving Fund portfolio securities; (v) disclosure to regulatory authorities; (vi) statements to the press by portfolio managers from time to time about the Fund’s portfolio and securities held by the Fund which may or may not have been previously disclosed; and (vii) attendance by employees of the Adviser at due diligence meetings with existing or potential investors in which specific Fund holdings are discussed and other information which the employee reasonably believes cannot be used in a manner which would be harmful to the Fund. In addition, the Adviser may provide a wide variety of information about the Fund (other than portfolio holdings) to existing and potential investors and intermediaries working on behalf of such investors. Such information may not be available from publicly available information and may consist of statistical and analytical information concerning the Fund’s portfolio as a whole and how it has performed, without naming specific portfolio securities held by the Fund.
Selected Funds’ portfolio holdings procedures prohibit release of non-public information concerning the Fund’s portfolio holdings to individual investors, institutional investors, intermediaries which distribute the Fund’s shares and other parties which are not employed by the Adviser or its affiliates. Information about the Fund’s portfolio holdings may be reviewed by third-parties for legitimate business purposes, but only if: (i) the Adviser’s Chief Operating Officer, or his designee, currently the Fund’s Chief Compliance Officer, considers the application for review of the Fund’s portfolio holdings and, in his or her business judgment, the requesting third-party: (a) has a legitimate business purpose for reviewing the portfolio holdings; and (b) does not pose a material risk to the Fund; and (ii) the third-party enters into an acceptable confidentiality agreement (including a duty not to trade). Selected Funds’ Board of Directors is notified of the application for review of the Fund’s portfolio holdings by any such third-parties at the next scheduled quarterly meeting of the Board of Directors, at which time the Board reviews the application by each such party and considers whether the release of the Fund’s portfolio holding information to the third-parties is in the best interests of the Fund and its shareholders.
Third-Parties Receiving Portfolio Holdings Information. As of January 1, 2023, each of the following third-party service providers have been approved to receive non-public information concerning Davis Funds’ portfolio holdings: (i) KPMG LLP (serves as the Funds’ independent registered public accounting firm); (ii) Linedata (trading software); (iii) Global Trading Analytics (provides analytical reports); (iv) Wilshire Associates (provides investment performance attribution reports); (v) State Street Bank and Trust Company (serves as the Funds’ custodian bank and securities lending agent); (vi) Greenberg Traurig, LLP (counsel for Davis Funds); (vii) K&L Gates LLP (counsel for the Adviser); (viii) Donnelley Financial Solutions (Software Development); (ix) Diligent Corporation (Software Development); (x) Broadridge Financial Solutions (provides analytical reports to the Directors); (xi) Deloitte & Touche (serves as the Adviser’s auditor); (xii) MSCI/ISS Group and ADP; (xiii) Electra Information Systems (share reconciliation); (xiv) Morningstar Direct (investment performance attribution reports); (xv) ComplySci; and (xvi) the Investment Company Institute.
Administration. The Fund’s Chief Compliance Officer oversees the release of portfolio holdings information, including authorizing the release of portfolio holdings information.
Distribution of Fund Shares
The Distributor. Davis Distributors, LLC (“Distributor”), 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756, is a wholly owned subsidiary of the Adviser and, pursuant to a Distributing Agreement, acts as principal underwriter of the Selected Funds’ shares on a continuing basis. By the terms of the Distributing Agreement, the Distributor (or an affiliate) pays for all expenses in connection with the preparation, printing and distribution of advertising and sales literature for use in offering the Selected Funds’ shares to the public, including reports to shareholders to the extent they are used as sales literature. The Distributor (or an affiliate) also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distributing Agreement are the same as those of the Advisory Agreement.
The Distributor has agreements with securities dealers and other financial institutions for distributing shares of the Funds and/or providing services to shareholders. The Distributor may pay such firms service fees for accounts for which representatives of the dealers are responsible and provide services. The sources for these payments include the distribution fees paid by Class S shares and the Distributor or Adviser may also use their own resources.
Selected Funds have marketed Class S shares through financial intermediaries, primarily fee-only financial planners and mutual fund supermarkets. Both financial planners and mutual fund supermarkets require a fee for their services. Class S shares pay financial planners a service fee at an annual rate of 25 basis points on assets their clients have invested in Class S shares. In addition, until June 30, 2007, Class S shares paid a service fee at an annual rate of 55 basis points to approximately 15 financial planners who were “grandfathered in” as of May 1, 2000. Mutual fund supermarkets currently require 30 to 40 basis points for marketing and investor services.
As Selected Funds are sold without imposing front- or back-end sales charges, the Distributor does not collect sales charges on the sale of Fund shares.
The Distributor received the following amounts as compensation under the Distribution Plans:
Fiscal Year Ended December 31,	2022	2021	2020
Selected American Shares	$1,120,494	$1,503,997	$1,329,364
Selected International Fund	$13,570	$30,024	$19,374
Distribution Plans. Each of the Selected Funds’ Class S shares use distribution plans to pay asset-based sales charges or distribution and/or services fees of 0.25% of average daily net assets in connection with the distribution of shares, including payments to financial intermediaries for providing distribution assistance. Financial intermediaries that receive these fees may pay some or all of them to their investment professionals. Because these fees are paid out of Class S assets on an on-going basis, over time these fees will increase the cost of an investment and may cost more than other types of sales and marketing charges.
The Distribution Plans were approved by the Board of Directors of each Selected Fund in accordance with Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares. Payments pursuant to a Distribution Plan are included in the operating expenses of the Class.
Class D shares have not adopted distribution plans. To the extent that any investment advisory fees paid by a Fund may be deemed to be indirectly financing any activity that primarily is intended to result in the sale of Fund shares within the meaning of Rule 12b-1, the Distribution Plans authorize the payment of such fees.
The Distribution Plans continue annually so long as they are approved in the manner provided by Rule 12b-1 or unless earlier terminated by vote of the majority of the Independent Directors or a majority of a Fund’s outstanding Class of shares. The Distributor is required to furnish quarterly written reports to the Board of Directors detailing the amounts expended under the Distribution Plans. The Distribution Plans may be amended, provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Currently, Rule 12b-1 provides that as long as the Distribution Plans are in effect, the Funds must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing Independent Directors.
Recordkeeping Fees. Certain dealers (and other financial intermediaries) have chosen to maintain omnibus accounts with the Selected Funds. In an omnibus account the Fund maintains a single account in the name of the dealer and the dealer maintains all of the individual shareholder accounts. Likewise, for many retirement plans, a third-party administrator may open an omnibus account with the Selected Funds and the administrator will then maintain all of the participant accounts. The Adviser, on behalf of the Funds, enters into agreements whereby the Funds, alone or along with the Adviser, compensates the dealer or administrator for recordkeeping services. This compensation is not treated as a distribution expense.
Fund Supermarkets. The Selected Funds participate in various “Fund Supermarkets” in which a supermarket sponsor (usually a registered broker-dealer) offers many mutual funds to the supermarket sponsor’s clients. The Selected Funds pay the supermarket sponsor a negotiated fee for distributing the shares and for continuing services provided to their shareholders. A portion of the supermarket sponsor’s fee (that portion related to sales, marketing or distribution of shares) is paid with fees authorized under the Distribution Plans.
A portion of the supermarket sponsor’s fee (that portion related to investor services such as new account setup, shareholder accounting, shareholder inquiries, transaction processing, and shareholder confirmations and reporting) is paid as a shareholder servicing fee of each Selected Fund. Each Selected Fund typically would be paying these shareholder servicing fees directly, were it not that the supermarket sponsor holds all customer accounts in a single omnibus account with each Selected Fund. If the supermarket sponsor’s fees exceed the sum available from the Distribution Plans and shareholder servicing fees, then the Adviser pays the remainder out of its profits.
Financial Statements
The audited financial statements and the report of the Fund’s independent registered public accounting firm, included in the Fund’s annual report, are incorporated by reference into this Statement of Additional Information.
Other Important Service Providers
Custodian. State Street Bank and Trust Company (“State Street” or the “Custodian”), One Lincoln Street, Boston, MA 02111, serves as custodian of each Selected Funds’ assets. The Custodian maintains all of the instruments representing the Selected Funds’ investments and all cash. The Custodian delivers securities against payment on sale and pays for securities against delivery on purchase. The Custodian also remits the Selected Funds’ assets in payment of their expenses, pursuant to instructions of officers or resolutions of the Board of Directors. The Custodian also provides certain fund accounting services to the Funds.
Transfer Agent. SS&C Technologies, Inc., P.O. Box 219662, Kansas City, MO 64121-9662 serves as the Funds’ transfer agent.
Independent Registered Public Accounting Firm. KPMG LLP (“KPMG”), 4200 Wells Fargo Center, 90 South 7th Street, Minneapolis, MN 55402, serves as the Funds’ independent registered public accounting firm. KPMG audits each Fund's financial statements and financial highlights, performs other related audit services, and meets with the Audit Committee of the Board of Directors. KPMG LLP also acts as the independent registered public accounting firm to certain other funds advised by the Adviser. In addition, KPMG prepares the Funds’ federal and state income tax returns and related forms. Audit and non-audit services provided by KPMG to the Fund must be pre-approved by the Audit Committee.
Counsel. Greenberg Traurig, LLP, 77 W. Wacker Dr., Suite 3100, Chicago, IL 60601, serves as counsel to the Selected Funds and also serves as counsel for the Independent Directors.

Section III:
Classes of Shares, Purchases, Exchanges and Redemptions
This SAI should be read in conjunction with, and supplements the information available in, the Funds’ prospectus.
Selecting the Appropriate Class of Shares
Each of the Selected Funds offers both Class S and D shares. The prospectus provides full directions on how to select the appropriate Class of shares.
How to Purchase Shares
Selected Funds and the Distributor reserve the right to reject any purchase order for any reason. Selected Funds’ prospectus provides full directions on how to purchase shares.
Broker-Dealers May Remit Payment. Your broker-dealer may order and remit payment for the shares on your behalf. The broker-dealer can also order the shares from the Distributor by telephone or wire. Please note that the following rules and provisions apply with respect to purchases of Fund shares through a broker-dealer:
◾	The Distributor has entered into agreements with broker-dealers to receive on its behalf purchase and redemptions orders;
◾	Such broker-dealers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Distributor;
◾	The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, its broker’s authorized designee, receives the order; and
◾	A Client order will be priced at the Fund’s net asset value next computed after they are received by an authorized broker-dealer or the broker-dealer’s authorized designee.
Special Services
Selected Funds’ prospectus describes a number of special services offered by the Selected Funds, this SAI supplements that discussion.
Prototype Retirement Plans. The Distributor and certain qualified dealers have available prototype retirement plans (e.g., profit sharing, money purchase, Simplified Employee Pension (“SEP”) plans, model 403(b) and 457 plans for charitable, educational and governmental entities) sponsored by the Selected Funds for corporations and self-employed individuals. The Distributor and certain qualified dealers also have prototype Individual Retirement Account (“IRA”) plans (deductible IRAs and non-deductible IRAs, including “Roth IRAs”), Education Savings Accounts and SIMPLE IRA plans for both individuals and employers. These plans utilize the shares of the Selected Funds as their investment vehicles. UMB Bank acts as custodian or trustee for certain retirement plans and charges each participant an annual custodial fee of $15 per Social Security Number regardless of the number of plans established. For a detailed explanation of the custodial fees charged to an IRA, please refer to the prospectus.
In-Kind Purchases. Shares of the Selected Funds are continuously offered at their public offering price next determined after an order is accepted. The methods available for purchasing shares of a Fund are described in the Fund’s prospectus. In addition, shares of the Selected Funds may be purchased using securities if the Adviser determines that doing so is in the best interest of the applicable Fund and its shareholders. The Adviser must review the securities that are offered in exchange for the “in-kind” purchase to determine that the securities delivered to the Fund: (i) meet the investment objective, strategy and policies of the Fund; (ii) do not cause the violation of any investment restrictions at the time of acceptance; (iii) are readily marketable; (iv) may be accurately and objectively valued on a daily basis; and (v) represent securities that are desirable for the Fund to own given the Fund’s investment strategy and the Adviser’s view of market conditions. The Adviser reserves the right to reject all or any part of the securities offered in exchange for shares of the Fund. On any such in-kind purchase, the following conditions will apply:
◾	The securities offered by the investor in exchange for shares of a Fund must not be in any way restricted as to resale or otherwise be illiquid;
◾
The securities must have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the NYSE, AMEX or NASDAQ or other appropriate method; and

◾	The transaction involves a net purchase of $1 million or more in Fund shares.
Selected Funds believe that this ability to purchase shares of a Fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market. Benefits to the Fund include the ability to purchase desirable securities without brokerage commissions.
An investor who wishes to make an in-kind purchase must provide the Adviser with a full and exact written description of each security that he or she proposes to deliver to the applicable Selected Fund. The Fund will advise the investor as to those securities that it is prepared to accept and will provide the forms required to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer and with the necessary forms, to the Adviser and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Fund in the same manner as portfolio securities of the Fund are valued. The number of shares of the Fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.
The exchange of securities by the investor pursuant to this in-kind offer will constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. Each investor should consult his tax adviser to determine the tax consequences under Federal and state law of making such an in-kind purchase. This service may be discontinued at any time without prior notice.
Exchange of Shares
The prospectus describes exchange procedures, this SAI supplements that discussion.
Market Timing. Selected Funds have not entered into any arrangements that permit organizations or individuals to “market time” the Funds. Although the Selected Funds will not knowingly permit investors to excessively trade the Funds, shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and there can be no guarantee that all market timing will be prevented, despite the Funds’ best efforts. The Funds receive purchase and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. Selected Funds reserve the right to terminate or amend the exchange privilege at any time by filing amended registration statements.
Redemption of Shares
The Funds’ prospectus describes redemption procedures, this SAI supplements that discussion.
Certificates. In the past, Selected Funds issued share certificates and some are still outstanding. If shares to be redeemed are represented by a certificate, the certificate must be sent by certified mail to Selected Funds with a letter of instruction signed by all account owner(s).
Redemption Proceeds. Redemption proceeds normally are paid to you within seven days after Selected Funds receive your proper redemption request. Payment for redemptions can be suspended under certain emergency conditions determined by the SEC or if the New York Stock Exchange (“NYSE”) is closed for reasons other than customary or holiday closings. You may redeem shares on any business day (i.e., any day the NYSE is open for regular session trading). Redemption proceeds may be withheld until a sufficient period of time has passed for State Street Bank and Trust Company to be reasonably sure that all checks or drafts (including certified or cashiers’ checks) for shares purchased have cleared, normally not exceeding fifteen calendar days. You can avoid any redemption delay by paying for your shares with a bank or federal funds wire.
Redemptions are ordinarily paid to you in cash. However, the Board of Directors is authorized to decide if conditions exist making cash payments undesirable. If the Board of Directors should decide to make payments other than in cash, redemptions could be paid in securities, valued at the value used in computing a Fund’s net asset value. There would be brokerage costs incurred by the shareholder in selling securities received in redemption of fund shares. The fund must, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s net asset value, whichever is smaller, during any 90-day period for any one shareholder.
Short-Term Trading Fee. Selected International Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Selected Fund) within 30 days of their purchase. The short-term trading fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The short-term trading fee is imposed to the extent that Fund shares redeemed exceed Fund shares that have been held more than 30 days. For shares of the Fund acquired by exchange, the holding period prior to the exchange is not considered in determining whether to apply the short-term trading fee. The short-term trading fee is not imposed on:
◾	Shares redeemed under automatic withdrawal plans;
◾	Shares redeemed due to death or disability of the shareholder; or
◾	Shares redeemed from accounts for which the dealer, broker or financial institution of record has entered into an agreement with the Distributor for this purpose.
Federal Funds Wire. You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust Company for wire service, and receiving banks also may charge for this service. Redemption by federal funds wire is usually credited to your bank account on the next business day after the sale. Alternatively, redemption through Automated Clearing House usually will arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the “Banking Instruction” section on the Account Application Form and attach a voided check or deposit slip. If the account has already been established, an Account Service Form must be submitted with a medallion guarantee and a copy of a voided check or deposit slip.

Section IV:
General Information
This SAI should be read in conjunction with, and supplements the information available in, the Funds’ prospectus.
Determining the Price of Shares
The prospectus describes procedures used to determine the price of shares. This SAI supplements that discussion.
Net Asset Value. The price per share for purchases or redemptions of Fund shares made directly through Selected Funds, generally, is the value next computed after Selected Funds receives the purchase order or redemption request in good order. In order for your purchase order or redemption request to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must: (i) receive your order before 4 p.m. Eastern time; and (ii) promptly transmit the order to Selected Funds. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders or redemption requests to Selected Funds so that you may receive the same day’s net asset value. Note that in the case of redemptions and repurchases of Fund shares owned by corporations, trusts or estates, or of shares represented by outstanding certificates (in the past, Selected Funds issued share certificates), Selected Funds may require additional documents to effect the redemption and the applicable price will be determined as of the next computation following the receipt of the required documentation or outstanding certificates. See “Redemption of Shares.”
Selected Funds do not price their shares or accept orders for purchases or redemptions on days when the NYSE is closed.
Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Distributor will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance. Such order may be transmitted to the Funds or their agents several hours after the time of the acceptance and pricing.
Valuation of Portfolio Securities. The valuation of each Fund’s portfolio securities is described in the Fund’s prospectus and annual report.
Dividends and Distributions
The Funds’ prospectus describes the Funds’ dividend and distribution policies, this SAI supplements that discussion.
There are two sources of income, net income and realized capital gains, paid to you by the Funds. You will receive confirmation statements for dividends declared and Fund shares purchased through reinvestment of dividends. You also will receive confirmations after each purchase or redemption. Different classes of Fund shares may be expected to have different expense ratios due to differing distribution services fees and certain other expenses. Classes with higher expense ratios will pay correspondingly lower dividends than classes with lower expense ratios. For tax purposes, information concerning Fund distributions will be mailed annually to shareholders. Shareholders have the option of receiving all Fund dividends and distributions in cash, of having all dividends and distributions reinvested, or of having income dividends paid in cash and capital gain distributions reinvested. Reinvestment of all dividends and distributions is automatic for accounts utilizing the Automatic Withdrawal Plan. The reinvestment of dividends and distributions is made at net asset value (without any initial or contingent deferred sales charge) on the payment date.
Dividends and Distributions May Change. Usually dividends and capital gains distributions are paid as discussed in the Funds’ prospectus. However, the Board of Directors reserves the right to suspend payments or to make additional payments.
Federal Income Taxes
The Funds’ prospectus provides a general discussion of federal income taxes. This SAI supplements that discussion.
This discussion is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Funds and their shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes on any investment in Selected Funds.
Each of the Selected Funds intends to continue to qualify as a regulated investment company under the Internal Revenue Code and, if so qualified, will not be liable for federal income tax to the extent its earnings are distributed. If a Fund does not qualify as a regulated investment company, it will be subject to corporate tax on its net investment income and net capital gains at the corporate tax rates. If a Fund does not distribute all of its net investment income or net capital gains, it will be subject to tax on the amount that is not distributed.
If, for any calendar year, the distribution of earnings required under the Internal Revenue Code exceeds the amount distributed, an excise tax, equal to 4% of the excess, will be imposed on the applicable Fund. Each Selected Fund intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.
From time to time, the Funds may be entitled to a tax loss carry-forward. Such carry-forward would be disclosed in the most current version of the Fund’s annual report.
If it invests in foreign securities, a Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions and treaties between certain countries and the United States may reduce or eliminate such taxes.
Distributions of net investment income and net realized short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared. A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during that period, then the loss is treated as a long-term capital loss to the extent of such distribution.
We recommend that you consult with a tax advisor about dividends and capital gains that may be received from the Selected Funds.
Cost Basis Reporting
Mutual funds are required to report to the Internal Revenue Service the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”), and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The cost basis of a share is generally its purchase price adjusted for dividends, return of capital and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. If you redeem covered shares during any year, then the Funds will report the cost basis of such covered shares to you and the IRS on Form 1099-B. The Funds will permit shareholders to elect from among several IRS-accepted cost basis methods to calculate the cost basis in your covered shares. If you do not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the Average Cost method, will be applied to your account(s). The cost basis method elected, or applied, may not be changed after the settlement date of a sale of Fund shares. If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account. You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.
Procedures and Shareholder Rights are Described by Current Prospectus and Other Disclosure Documents
Among other disclosures, the Funds’ most current prospectus, SAI, annual and semi-annual reports, and other documents describe (i) the procedures which the Funds follow when interacting with shareholders; and (ii) shareholders’ rights. The Fund’s procedures and shareholders’ rights may change from time to time to reflect changing laws, rules, and operations. The Funds’ prospectus and other disclosure documents will be amended from time to time to reflect these changes.
Performance Data
From time to time, the Funds may advertise information regarding their performance. Such information will be calculated separately for each class of shares. These performance figures are based on historical results and are not intended to indicate future performance.
Performance Rankings
Lipper Rankings. From time to time, the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment style. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take taxes into consideration. Lipper also publishes “peer-group” indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the Funds in particular categories.
Morningstar Ratings and Rankings. From time to time, each Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds.
Performance Rankings and Comparisons by Other Entities and Publications. From time to time, the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron’s or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Funds’ classes of shares may be compared in publications to the performance of various market indices or other investments and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.
Investors also may wish to compare the returns on each Selected Fund’s class of shares to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts and other forms of fixed- or variable-time deposits and various other instruments such as Treasury bills. However, none of the Selected Funds’ returns or share prices are guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depositary obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.
From time to time, the Funds may publish rankings or ratings of the Adviser or Funds’ transfer agent and of the investor services provided by them to shareholders of the Selected Funds. Those ratings or rankings of shareholder and investor services by third-parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based on the opinions of the rating or ranking service itself, using its research or judgment, or based on surveys of investors, brokers, shareholders or others.
Other Performance Statistics
In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Fund may be compared to that of other funds of comparable size and objectives as listed in the rankings prepared by Lipper, Morningstar, or similar independent mutual fund rating services, and the Fund may use evaluations published by nationally recognized independent ranking services and publications. Any given performance comparison should not be considered representative of the Fund’s performance for any future period.
In advertising and sales literature the Funds may publish various statistics relating to its investment portfolios such as the average price to book and price to earnings ratios, beta, alpha, R-squared, standard deviation, etc., of the Fund’s portfolio holdings.
The performance of the Funds may be compared in publications to the performance of various indices and investments for which reliable performance data is available and to averages, performance rankings or other information prepared by recognized mutual fund statistical services. The Fund’s annual report and semi-annual report contain additional performance information and are available on request and without charge by calling Selected Funds toll-free at 1‑800‑243‑1575, Monday through Friday, 9 a.m. to 6 p.m. Eastern time.

Appendix A:
Quality Ratings of Debt Securities
Moody’s Credit Ratings
Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal risk.
Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A – Obligations rated A are considered upper medium-grade-obligations and are subject to low credit risk.
Baa – Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess speculative characteristics.
Ba – Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B – Obligations rated B are considered speculative and are subject to high credit risk.
Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.
C – Obligations rated C are the lowest-rated class of bonds, and are typically in default, with little prospect for recovery of principal and interest.
Standard & Poor’s Credit Ratings
AAA – Extremely strong capacity to meet financial commitments. Highest rating.
AA – Very strong capacity to meet financial commitments.
A – Strong capacity to meet financial commitments, but somewhat susceptible to adverse economic conditions and changes in circumstances.
BBB – Adequate capacity to meet financial commitments, but more subject to adverse economic conditions.
BBB- – Considered lowest investment-grade by market participants.
BB+ – Considered highest speculative-grade by market participants.
BB – Less vulnerable in near-term but faces major ongoing uncertainties to adverse business, financial and economic conditions.
B – More vulnerable to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.
CCC – Currently vulnerable and dependent on favorable business, financial and economic conditions to meet financial commitments.
CC – Highly vulnerable; default has not yet occurred, but is expected to be a virtual certainty.
C – Currently highly vulnerable to non-payment, and ultimate recovery is expected to be lower than that of higher rated obligations.
D – Payment default on a financial commitment or breach or an imputed promise; also used when a bankruptcy petition has been filed or similar action taken.

Appendix B:
Summary of the Adviser’s Proxy Voting Policies and Procedures
Davis Selected Advisers, L.P. (“The Adviser”) votes on behalf of its clients in matters of corporate governance through the proxy voting process. The Adviser takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.
The Adviser votes proxies with a focus on the investment implications of each issue. For each proxy vote, The Adviser takes into consideration its duty to clients and all other relevant facts known to The Adviser at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.
The Adviser has adopted written Proxy Voting Policies and Procedures and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio managers for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.
While the Proxy Oversight Group may consider information from many sources, there is no requirement that it consider each source and the Proxy Oversight Group shall have the discretion in its professional judgement to determine each matter to be voted on. The Adviser may utilize research provided by an independent third-party proxy advisory firm. As a policy, the Adviser does not follow the voting recommendations provided by these firms.
Clients may obtain a copy of The Adviser’s Proxy Voting Policies and Procedures, and/or a copy of how their own proxies were voted, by writing to:
Davis Selected Advisers, L.P.
Attn: Chief Compliance Officer
2949 East Elvira Road, Suite 101
Tucson, Arizona, 85756
Guiding Principles
Creating Value for Existing Shareholders. The most important factors that the Adviser will consider in evaluating proxy issues are: (i) the company’s or management’s long-term track record of creating value for shareholders. In general, the Adviser will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of a management with a poor record; (ii) whether, in the Advisers’ estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of management’s control.
Other factors which the Adviser will consider may include:
◾
Shareholder oriented management. One of the factors that The Adviser considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. The Adviser’s research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

◾
Allow responsible management teams to run the business. Because the Adviser tries, generally, to invest with “owner oriented” managements (see above), it will vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from its initial assessment indicates otherwise. Examples include the election of directors and ratification of auditors. The Adviser supports policies, plans, and structures that give management teams the appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, The Adviser opposes proposals that limit management’s ability to do this. The Adviser will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

◾
Preserve and expand the power of shareholders in areas of corporate governance. Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. The Adviser will support policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members and incentive plans that are contingent on delivering value to shareholders. The Adviser will generally oppose proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

◾
Support compensation policies that reward management teams appropriately for performance. The Adviser believes that well thought out incentives are critical to driving long-term shareholder value creation. Management incentives ought to be aligned with the goals of long-term owners. In the Adviser’s view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse. In situations where the Adviser feels that the compensation practices at companies it owns are not acceptable, it will exercise its discretion to vote against compensation committee members and specific compensation proposals.

The Adviser exercises its professional judgment in applying these principles to specific proxy votes. The Adviser’s Proxy Policies and Procedures provide additional explanation of the analysis which the Adviser may conduct when applying these guiding principles to specific proxy votes.
Conflicts of Interest
A potential conflict of interest arises when The Adviser has business interests that may not be consistent with the best interests of its client. The Adviser’s Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:
◾	Votes consistent with the “General Proxy Voting Policies,” are presumed to be consistent with the best interests of clients;
◾	The Adviser may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy;
◾	The Adviser may obtain guidance from an independent third-party;
◾	The potential conflict may be immaterial; or
◾	Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

PART C
OTHER INFORMATION
Selected American Shares, Inc. (“SAS”)
Selected International Fund, Inc. (“SIF”)
Item 28.	Exhibits:
(a)(1)	Articles of Incorporation (SAS), dated February 2, 1976. Incorporated by reference to registration statement filed on Edgar on February 26, 2001.
(a)(2)	Articles of Incorporation (SIF), dated February 2, 1976. Incorporated by reference to registration statement filed on Edgar on February 26, 2001.
(a)(3)	Articles Supplementary to Articles of Incorporation (SAS), increasing shares, dated July 6, 1998. Incorporated by reference to registration statement filed on Edgar on February 26, 2001.
(a)(4)	Articles of Amendment of Articles of Incorporation (SAS), redeeming small accounts, dated April 12, 1990. Incorporated by reference to registration statement filed on Edgar on February 26, 2001.
(a)(5)
Articles of Amendment of Articles of Incorporation (SAS), increasing shares, setting shareholder rights and responsibilities and calculating Net Asset Value, dated April 15, 1987. Incorporated by reference to registration statement filed on Edgar on February 26, 2001.

(a)(6)	Articles of Amendment of Articles of Incorporation (SIF), redeeming small accounts, dated April 12, 1990. Incorporated by reference to registration statement filed on Edgar on February 26, 2001.
(a)(7)
Articles of Amendment of Articles of Incorporation (SIF), increasing shares, setting shareholder rights and responsibilities and calculating Net Asset Value, dated April 15, 1987. Incorporated by reference to registration statement filed on Edgar on February 26, 2001.

(a)(8)	Articles of Amendment of Articles of Incorporation (SAS); designating Class D shares. Incorporated by reference to registration statement filed on Edgar on May 3, 2004.
(a)(9)	Articles of Amendment of Articles of Incorporation (SIF); designating Class D shares. Incorporated by reference to registration statement filed on Edgar on April 27, 2004.
(a)(10)	Articles of Amendment of Articles of Incorporation (SAS); increasing authorized shares. Incorporated by reference to registration statement filed on Edgar on April 26, 2007.
(a)(11)
Articles of Amendment of Articles of Incorporation (SIF); Changing name of corporation from “Selected Special Shares” to “Selected International Fund”. Incorporated by reference to registration statement filed on Edgar on April 29, 2011

(c)	Instruments Defining Rights of Security Holders. Not applicable.
(d)(1)
Investment Advisory Contracts (SAS). Management Agreement with Davis Selected Advisers, L.P. dated January 1, 2001. Incorporated by reference to registration statement filed on Edgar on February 26, 2001.

(d)(2)
Sub-Advisory Agreements (SAS). Sub-Advisory Agreements with Davis Selected Advisers – NY, Inc. dated January 1, 2001. Incorporated by reference to registration statement filed on Edgar on February 26, 2001.

(d)(3)
Investment Advisory Contracts (SIF). Management Agreement with Davis Selected Advisors, L.P. dated January 1, 2001. Name change to Selected International Fund, Inc., May 1, 2011. Incorporated by reference to registration statement filed on Edgar on April 27, 2012.

(d)(4)
Sub-Advisory Agreements (SIF). Sub-Advisory Agreement with Davis Selected Advisers-NY, dated January 1, 2001. Name change to Selected International Fund, Inc., May 1, 2011. Incorporated by reference to registration statement filed on Edgar on April 27, 2012.

(d)(5)	Amendment to Investment Advisory Contracts (SAS).Amendment to Management Agreement dated May 1, 2004. Incorporated by reference to registration statement filed on Edgar on February 25, 2005.
(d)(6)
Amendment to Investment Advisory Contracts (SAS) Amendment to Investment Advisory Agreement dated July 1, 2009 reducing advisory fees. Incorporated by reference to registration statement filed on Edgar on April 30, 2010.

(d)(7)
Amendment to Investment Advisory Contracts (SIF) Amendment to Investment Advisory Agreement dated July 1, 2009 reducing advisory fees. Name change to Selected International Fund, Inc., May 1, 2011. Incorporated by reference to registration statement filed on Edgar on April 27, 2012.

(d)(8)
Amendment to Investment Advisory Contracts (SIF). Agreement to waive fees and reimburse expenses dated September 1, 2018 (SIF). Incorporated by reference to registration statement filed on Edgar on April 30, 2019.

(d)(9)
Amendment to Investment Advisory Contracts (SIF). Agreement to waive fees and reimburse expenses dated October 1, 2020 (SIF). Incorporated by reference to registration statement filed on Edgar on February 28, 2022.

(e)(1)	Underwriting Contracts (SAS). Distribution Services Agreement and Plan of Distribution dated January 1, 2001. Incorporated by reference to registration statement filed on Edgar on April 25, 2001.
(e)(2)	Underwriting Contracts (SIF). Distribution Services Agreement and Plan of Distribution dated January 1, 2001. Incorporated by reference to registration statement filed on Edgar on April 25, 2001.
(e)(3)	Form of Dealer Agreement (SAS and SIF) between principal underwriter and distributing broker-dealers. Incorporated by reference to registration statements filed on Edgar on February 26, 2001.
(f)	Bonus or Profit Sharing Contracts. Not applicable.
(g)	Custodian Agreement. Agreement with State Street Bank & Trust dated January 1, 2006. Incorporated by reference to registration statements filed on Edgar on April 27, 2006.
(h)(1)	Other Material Contracts (SAS and SIF) Transfer Agency and Service Agreement, dated January 1, 2006 Incorporated by reference to registration statements filed on Edgar on April 27, 2006.
(h)(2)	Amendment to Transfer Agency and Service Agreement (SAS and SIF), dated December 17, 2014. Incorporated by reference to registration statements filed on Edgar on April 28, 2017.
(i)*	Legal Opinion. Opinion and Consent of Counsel, Greenberg Traurig LLP.
(j)*	Other Opinions. Consent of Current Auditors. KPMG LLP.
(k)	Omitted Financial Statements. Incorporated from the Annual Report.
(l)	Initial Capital Agreements. Not applicable.
(m)(1)	Rule 12b-1 Plan (SAS). Distribution Services Agreement and Plan of Distribution dated January 1, 2001. Incorporated by reference to registration statement filed on Edgar on April 25, 2001.
(m)(2)
Rule 12b-1 Plan (SIF). Distribution Services Agreement and Plan of Distribution dated January 1, 2001. Name change to Selected International Fund, Inc., May 1, 2011. Incorporated by reference to registration statement filed on Edgar on April 27, 2012.

(n)
Rule 18f-3 Plan Amended (SAS and SIF). Plan pursuant to Rule 18f-3, adopted January 30, 2004 and amended July 30, 2004 to designate Class S and Class D shares. Incorporated by reference to registration statements filed on Edgar on February 24, 2005.

(o)	Reserved.
(p)	Codes of Ethics (SAS and SIF) Adviser, and Principal Underwriter. Code of Ethics as amended October 9, 2018. Incorporated by reference to registration statement filed on Edgar on April 30, 2019.
(q)(1)
Other Exhibits (SAS and SIF). Power of Attorney of the Registrants Officers and Board of Directors dated July 23, 2021. Incorporated by reference to registration statement filed on Edgar on February 28, 2022.

* filed herein

Item 29.	Persons Controlled by or Under Common Control With Registrant

Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference from the Statement of Additional Information contained in Part B of this Registration Statement.

Item 30.	Indemnification
SAS and SIF. Articles of Incorporation for SAS and SIF indemnify directors, officers and employees to the full extent permitted by Section 2-418 of the Maryland General Corporation Law, subject only to the provisions of the Investment Company Act of 1940. The indemnification provisions of the Maryland General Corporation Law (the “Law”) permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1) acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders’ derivative suits.
In addition to the foregoing indemnification, SAS and SIF Articles of Incorporation exculpate directors and officers with respect to monetary damages except to the extent that an individual actually received an improper benefit in money property or services or to the extent that a final adjudication finds that the individual acted with active and deliberate dishonesty.
SAS and SIF. In addition, directors, and officers are covered under a policy to indemnify them for loss (subject to certain deductibles) including costs of defense incurred by reason of alleged errors or omissions, neglect or breach of duty. The policy has a number of exclusions including alleged acts, errors, or omissions which are finally adjudicated or established to be deliberate, dishonest, malicious or fraudulent or to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties in respect to any registered investment company. This coverage is incidental to a general policy carried by the Registrant’s adviser.
Item 31.	Business and Other Connections of Investment Adviser
Davis Selected Advisers, L.P. (“DSA”) and affiliated companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered domestic and off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-adviser to other investment companies. Affiliated companies include:
Davis Investments, LLC: the sole general partner of DSA. Controlled by its sole member, Christopher C. Davis.
Venture Advisers, Inc.: is a corporation whose primary purpose is to hold limited partner units in DSA.
Davis Selected Advisers – NY, Inc.: a wholly-owned subsidiary of DSA, is a federally registered investment adviser which serves as sub-adviser for many of DSA’s advisory clients.
Davis Distributors LLC: a wholly-owned subsidiary of DSA, is a registered broker-dealer which serves as primary underwriter of the Davis Funds and Selected Funds.
Other business of a substantial nature that directors or officers of DSA are or have been engaged in the last two years:
Lisa J. Cohen (04/25/89), 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President and Secretary of each of the Davis Funds, Selected Funds, Clipper Fund, and Davis Fundamental ETF Trust; Vice President, Chief Legal Officer, and Secretary, Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.
Andrew A. Davis (6/25/63), 609 Fifth Avenue, New York, NY 10017. A director and officer of each of the Davis Funds and each of the Selected Funds; Trustee of Clipper Funds Trust; President of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA as described above.
Christopher C. Davis (7/13/65), 609 Fifth Avenue, New York, NY 10017. A director and an officer of all of the Davis Funds. Officer and director of each of the Selected Funds. President and Trustee of Clipper Funds Trust, Director, Chairman of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA, which are described above. Lead Independent Director, Graham Holdings. Director, The Coca-Cola Company
Kenneth C. Eich (8/14/53), 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Executive Vice President and Principal Executive Officer of each of the Davis Funds, Selected Funds, and Clipper Fund; Trustee/Chairman, Executive Vice President and Principal Executive Officer of Davis Fundamental ETF Trust; Chief Operating Officer of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.
Douglas Haines (3/4/71), 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds, the Selected Funds, Clipper Fund, and Davis Fundamental ETF Trust; Vice President of Davis Investments, LLC.
Michaela McLoughry (3/21/81), 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President and Chief Compliance Officer of each of the Davis Funds, the Selected Funds, Clipper Fund, and Davis Fundamental ETF Trust; Vice President of Davis Investments, LLC. Also serves as Chief Compliance Officer for DSA and as a senior officer for several companies affiliated with DSA which are described above.
Gary Tyc (5/27/56), 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.
Russell O. Wiese (5/18/66), 620 Fifth Avenue, 3rd Floor, New York, NY 10020. Chief Marketing Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.
Item 32.	Principal Underwriter
Item 32 (a) Davis Distributors, LLC, a wholly owned subsidiary of the Adviser, located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85756, is the principal underwriter for each of the Davis Funds, the Selected Funds, and Clipper Fund: Davis New York Venture Fund Inc., Davis Series, Inc., Davis Variable Account Fund, Inc., Selected American Shares, Inc., Selected International Fund, Inc., Clipper Funds Trust, and Davis Funds SICAV.
Item 32 (b) Management of the Principal Underwriter:
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Lisa Cohen 2949 East Elvira Road, Suite 101 Tucson, AZ 85756	Vice President and Secretary	Vice President and Secretary
Kenneth C. Eich 2949 East Elvira Road, Suite 101 Tucson, AZ 85756	President	Executive Vice President and Principal Executive Officer
Michaela McLoughry 2949 East Elvira Road, Suite, 101 Tucson, AZ 85756	Chief Compliance Officer	Vice President and Chief Compliance Officer
Gary P. Tyc 2949 East Elvira Road, Suite 101 Tucson, AZ 85756	Vice President, Treasurer and Assistant Secretary	None
Russell Wiese 620 Fifth Avenue, 3rd Floor New York, NY 10020	Chief Marketing Officer	None
Item 32 (c) Not applicable.
Item 33.	Location of Accounts and Records

Accounts and records are maintained at the offices of Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756, and at the offices of the Registrant’s custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, MA, 02111, and the Registrant’s transfer agent DST Asset Manager Solutions, Inc., 333 W. 11th, Kansas City, MO 64105

Item 34.	Management Services
Not applicable.

Item 35.	Undertakings
Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant’s latest annual report to shareholders upon request and without charge.
SELECTED AMERICAN SHARES, INC.
SELECTED INTERNATIONAL FUND, INC.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrants have caused these Registration Statements to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Tucson and State of Arizona on the 28th day of April 2023.
The Registrant hereby certifies that this Post-Effective Amendment meets all the requirements for effectiveness under paragraph (b) of Rule 485 of the Securities Act of 1933.
SELECTED AMERICAN SHARES, INC.
SELECTED INTERNATIONAL FUND, INC.

*By: /s/ Lisa Cohen
Lisa Cohen
Attorney-in-Fact
Pursuant to the requirements of the Securities Act of 1933, the Registration Statement for each of the Registrants has been signed below by the following persons in the capacities indicated.
Signature	Title	Date

/s/ Kenneth Eich* Kenneth Eich	Principal Executive Officer	April 28, 2023

/s/ Douglas Haines* Douglas Haines	Principal Financial Officer; and Principal Accounting Officer	April 28, 2023

*By: /s/ Lisa Cohen
Lisa Cohen
Attorney-in-Fact
*	Lisa Cohen signs this document on behalf of the Registrant and each of the foregoing officers pursuant to the powers of attorney filed as Exhibit 28 (q).
*By: /s/ Lisa Cohen
Lisa Cohen
Attorney-in-Fact
SELECTED AMERICAN SHARES, INC.
SELECTED INTERNATIONAL FUND, INC.
Pursuant to the requirements of the Securities Act of 1933, these Registration Statements have been signed on April 28, 2023, by the following persons in the capacities indicated.
Signature	Title
/s Francisco L. Borges* Francisco L. Borges	Director
/s/Lawrence E. Harris* Lawrence E. Harris	Director
/s/Katherine L. MacWilliams* Katherine L. MacWilliams	Director
/s/James J. McMonagle* James J. McMonagle	Director
/s/Richard O’Brien* Richard O’Brien	Director
/s/Andrew A. Davis* Andrew A. Davis	Director
/s/Christopher C. Davis* Christopher C. Davis	Director
*	Lisa Cohen signs this document on behalf of the Registrant and each of the foregoing officers pursuant to the powers of attorney filed as Exhibit 28 (q).
*By: /s/ Lisa Cohen
Lisa Cohen
Attorney-in-Fact